UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Layne Christensen Company

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Notice of 2017
Annual Meeting of Stockholders
and Proxy Statement

A MESSAGE FROM OUR PRESIDENT AND CEO

April 28, 2017

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Layne Christensen Company to be held at the Company’s Corporate Headquarters at 1800 Hughes Landing Blvd., Suite 800, The Woodlands, Texas 77380 on Wednesday, May 31, 2017, commencing at 10:00 a.m., local time. The business to be conducted at the meeting is described in the attached Notice of Annual Meeting and Proxy Statement. In addition, there will be an opportunity to meet with members of senior management and review the business and operations of the Company.

Your Board of Directors joins with me in urging you to attend the meeting. Whether or not you plan to attend the meeting, however, please sign, date and return the enclosed proxy card promptly. To make it easy to vote, internet and telephone voting are also available. The instructions for voting are on the enclosed proxy card. If you hold your shares through a bank, broker or other holder of record, please follow the voting instruction you received from the holder of record. A prepaid return envelope is provided for this purpose. You may revoke your proxy at any time before it is exercised and it will not be used if you attend the meeting and prefer to vote in person.

Sincerely yours,

Michael J. Caliel

Michael J. Caliel President and Chief Executive Officer

Your vote is important to us. Please vote today.

2	2017 Proxy Statement

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date and Time
Wednesday, May 31, 2017 at 10:00 a.m. CDT

Place
Layne Christensen Company Headquarters
1800 Hughes Landing Blvd., Suite 800
The Woodlands, Texas, 77380

Items of Business
1.

To vote on the election of the Company’s seven nominees for director to hold office for terms expiring at the 2018 Annual Meeting of the Stockholders of Layne Christensen and until their successors are duly elected and qualified or until their earlier death, retirement, resignation or removal;

2.	To conduct an advisory vote to approve named executive officer compensation;
3.	To conduct an advisory vote on the frequency of an advisory vote to approve named executive officer compensation;
4.	To consider and act upon a proposal to approve the Company’s 2006 Equity Incentive Plan, as amended and restated effective May 31, 2017;
5.

To consider and act upon ratification of the selection of the accounting firm of Deloitte & Touche LLP as the independent auditors of Layne Christensen Company for the fiscal year ending January 31, 2018; and

6.	To transact such other business as may properly come before the meeting and any adjournment or adjournments thereof.

Items of Business
The Board of Directors of Layne Christensen has fixed the close of business on April 12, 2017, as the record date for determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or adjournments thereof.

By Order of the Board of Directors,

Steven F. Crooke
Senior Vice President — Chief Administrative Officer,
General Counsel and Secretary

April 28, 2017
The Woodlands, Texas

Your vote is important
Whether or not you intend to be present at the meeting, it is important that your shares be represented and voted at the Annual Meeting. We urge you to vote by using any of the below methods.

Internet	If you choose to vote via the Internet, follow the instructions for accessing the Web site on your proxy card.

Telephone	If you choose to vote by telephone, you may call the toll-free number on your proxy card. You will need to have the 16-digit control number printed on your proxy card.

Mail	If you choose to vote by mail, simply mark, sign and date your proxy card and return it in the postage prepaid envelope that was included with the proxy card.

In Person

All stockholders are cordially invited to attend the meeting. You may revoke your proxy at any time before it is exercised and it will not be used if you attend the meeting and prefer to vote in person.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 31, 2017: The Proxy Statement and Annual Report to Stockholders are available to you at http://www.astproyportal.com/ast/21286.

Layne Christensen Company	3

SHAREHOLDER LETTER

Fiscal 2017

Dear Valued Shareholders

When I joined Layne two years ago, I outlined three priorities designed to address the long-standing challenges facing the company. These priorities included reducing our corporate overhead costs, bolstering our liquidity and sharpening our capital allocation focus. I also clearly expressed my confidence in what I consider to be the cornerstones of Layne: the quality of our people, the solid foundation that we’ve established in our respective end markets, and the fact that water is at our core.

With these objectives in mind, in fiscal 2016 we established a strategic roadmap to optimize our cost structure, address operational issues, streamline our portfolio and identify growth opportunities. One of our first objectives was to stabilize our Heavy Civil business, return the division to profitability and create strategic options. We then conducted a comprehensive review of all aspects of our portfolio and operations with a focus on improving and growing our core segments of Water Resources and Inliner, and strengthening our balance sheet, all with a goal of raising our overall profitability.

What have we accomplished over the past two years? First, we have significantly improved our liquidity position and strengthened our balance sheet, providing much-needed financial flexibility. In addition, to refine our strategic focus, we sold Geoconstruction, integrated the Energy Services Division into the Water Resources Division and announced an agreement to sell our Heavy Civil Division. Also, in response to the ongoing softness in the mining sector, we restructured the Mineral Services Division and exited Australia and Africa. And, along the way, we flattened the leadership structure and recruited key new leaders while driving significant reductions in our SG&A costs.

We clearly have more work to do, especially in the Water Resources Division. During the first half of fiscal 2017, we commenced a comprehensive business improvement initiative in the Water Resources Division with a focus on enhancing our bidding and overall risk management processes, improving our project execution and management systems, and streamlining our cost structure. These actions are designed to leverage our national platform in order to take advantage of our scale, national reach and leading market positions.

And while we anticipated slower activity and reduced profitability in fiscal 2017, due to lower activity levels in the Western U.S., the performance of this division was well below our expectations, due to execution challenges on a handful of larger projects. Despite our disappointment with recent performance, we believe Water Resources is inherently an excellent business, with a 135-year history, a market leadership position, and outstanding opportunities for growth. And, as importantly, we have a clear understanding of the operational issues we have encountered, and we believe we know are fixing these issues.

Concentrating on Our Core Businesses

Throughout fiscal 2017, we continued our transformation towards a water-focused company. The Water Resources Division’s broad service offering includes a variety of water management solutions for government agencies, utilities and industrial companies. And even with the current challenges, our Water Resources Division maintained a strong market position by capitalizing on the inadequate water infrastructure in the United States.

California has been a growth driver of our water drilling operations, and even with recent drought relief, we continue to benefit from the increasing need for water management services, especially in the agribusiness market. Also, the integration of our Energy Services unit into our Water Resources Division provides us with an opportunity to take advantage of the nascent recovery of the oil and gas industry.

Our Inliner Division continues to benefit from aging U.S. infrastructure and the consistent improvements in profitability for this division over many years reflect an increase in activity, efficiency improvements and the addition of crews.

The Mineral Services Division generated positive adjusted EBITDA in fiscal 2017 due to increased activity and higher asset utilization.

Finally, the pending sale of our Heavy Civil business is consistent with our previously-announced strategy to simplify and restructure our operating portfolio. The closing of this transaction will enable us to focus on our core water-related businesses and reduce our risk exposure to large construction projects, while positioning Layne to improve its profitability in a growing water and water infrastructure industry.

Strengthening Our Financial Performance

During this past fiscal year, we continued to strengthen our overall liquidity and reduce our working capital levels. Adjusted working capital decreased by about $17 million year-over-year, and we also realized $10 million from the sale of assets during the year. As a result, we improved our

Layne Christensen Company	5

SHAREHOLDER LETTER

liquidity position from $132 million at January 31, 2016 to $141 million at January 31, 2017.

These ongoing improvements in liquidity and the cash generation have created greater financial flexibility that are expected to allow us to make selected growth investments going forward.

Our Continued “Journey to ZERO”

At Layne, safety is a core value and safe operations are at the center of our culture, an integral part of our business strategy, and essential to our continued success. In fiscal 2017, we continued our “Journey to ZERO” – a commitment to incident-free operations where every Layne employee is empowered and expected to demonstrate safety leadership and accountability. We implemented new safety leadership training, increased safety-related communications and established enhanced safety reviews, all with an eye towards improving our safety performance.

Sustainability

We recognize our responsibility to operate our business in a way that protects and preserves the environment and we are constantly exploring ways to reduce our environmental impact. Our commitment to providing responsible and sustainable solutions to address the world’s need for water and minerals is very important to us. Protecting our essential resources is a continuing focus for Layne and we continue to develop and deliver products and services that provide communities with access to safe, clean and reliable sources of water.

Driving Transformation, Together

At Layne, water is at our core. The steps we are taking are critical in moving the company toward a more focused strategy that simplifies our business. While we are making measurable progress, there is still more to do. Importantly, we remain on track with our key objective to hone our business around our water-focused strategy, to invest in and grow our core businesses of Water Resources and Inliner and to reduce our cost structure. All with the goal of returning Layne to profitability in fiscal year 2018.

Building Layne to be a leading player requires vision, hard work, enthusiasm and determination by countless individuals. These qualities have been cornerstones of Layne for 135 years and still set our team apart today. I am encouraged with the progress we’ve made during the past year and most importantly, I am very excited and optimistic about our future. Finally, I thank our employees for delivering their best for Layne every day and our shareholders for their support throughout the year.

Sincerely yours,

Michael J. Caliel
President and Chief Executive Officer

6	2017 Proxy Statement

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is being furnished to the stockholders of Layne Christensen Company, a Delaware corporation (“Layne Christensen” or the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on May 31, 2017, and at any adjournment or adjournments thereof (the “Annual Meeting”). The Annual Meeting will commence at 10:00 a.m., local time, and will be held at the Company’s Corporate Headquarters at 1800 Hughes Landing Blvd., Suite 800, The Woodlands, Texas 77380.

This Proxy Statement and the enclosed form of proxy were first mailed to the Company’s stockholders on or about April 28, 2017.

Proxies

You are requested to complete, date and sign the enclosed form of proxy and return it promptly to the Company in the enclosed postage prepaid envelope. Alternatively, you may also vote by internet and telephone. For instructions on voting by internet or telephone, refer to your proxy card on page 3 of this Proxy Statement. Shares represented by properly executed proxies will, unless such proxies have been revoked prior to exercise, be voted in accordance with the stockholders’ instructions indicated in the proxies. If no instructions are indicated, such shares will be voted in favor of the election of the nominees for director named in this Proxy Statement; in favor of the approval of the compensation of our named executive officers, as disclosed in this Proxy Statement; to conduct an advisory vote on named executive officer compensation every year; in favor of approving the Company’s 2006 Equity Incentive Plan, as amended and restated effective May 31, 2017; in favor of ratifying the selection of the accounting firm of Deloitte & Touche LLP as the Company’s independent auditors for the current fiscal year; and, as to any other matter that properly may be brought before the Annual Meeting, in accordance with the discretion and judgment of the appointed proxies. A stockholder who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by filing written notice of revocation with the Secretary of the Company, by executing and delivering to the Secretary of the Company a proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

If you plan to attend the Annual Meeting and vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee (commonly referred to as being held in “street” name), proof of ownership may be required for you to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Common Stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Voting at the Meeting

For purposes of voting on the proposals described herein, the presence in person or by proxy of stockholders holding a majority of the total outstanding shares of the Company’s Common Stock shall constitute a quorum at the Annual Meeting. Only holders of record of shares of the Company’s Common Stock as of the close of business on April 12, 2017 (the “Record Date”), are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or adjournments thereof. As of the Record Date, 19,804,526 shares of the Company’s Common Stock were outstanding and entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter properly to come before the Annual Meeting.

Directors are elected by a plurality (a number greater than those cast for any other candidates) of the votes cast, in person or by proxy, of stockholders entitled to vote at the Annual Meeting for that purpose. In accordance with Delaware law, a stockholder entitled to vote in the election of directors can withhold authority to vote for all nominees for director or can withhold authority to vote for certain nominees for director. Votes withheld in connection with the election of one or more nominees for director will not be counted as votes cast for such nominees, and will not have any effect on the outcome of the election. All other matters will be determined by a vote of a majority of the votes cast affirmatively or negatively by the stockholders present in person or represented by proxy at the meeting and entitled

Layne Christensen Company	7

PROXY STATEMENT

to vote thereon. Under Delaware law, abstentions are not considered votes cast and will have no effect on whether a matter is approved.

On certain routine matters, such as the ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm of the Company, if a stockholder that holds its shares through a broker does not provide instructions to that broker on how the stockholder wishes to vote, the broker will be allowed to exercise discretion and vote on behalf of the stockholder. A broker is prohibited, however, from voting on other non-routine matters, including the election of directors, the advisory vote on executive compensation, the advisory vote on the frequency of an advisory vote on named executive officer compensation and the amendment and restatement of the 2006 Equity Incentive Plan. Broker “non-votes” will occur when a broker does not receive voting instructions from a stockholder on a non-routine matter or if the broker otherwise does not vote on behalf of a stockholder. Broker non-votes will not count in determining the number of votes cast with respect to the election of directors or a proposal that requires a majority or plurality of votes cast and, therefore, will not affect the outcome of the election of directors or the voting on such a proposal.

Solicitation of Proxies

This solicitation of proxies for the Annual Meeting is being made by the Company’s Board of Directors, which is sometimes referred to in this Proxy Statement as the Board. The Company will bear all costs of such solicitation, including the cost of preparing and mailing this Proxy Statement and the enclosed form of proxy. After the initial mailing of this Proxy Statement, proxies may be solicited by mail, telephone, facsimile transmission, electronically or personally by directors, officers, employees or agents of the Company. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting materials to beneficial owners of shares held of record by them, and their reasonable out-of-pocket expenses, together with those of the Company’s transfer agent, will be paid by the Company.

A list of stockholders entitled to vote at the Annual Meeting will be available for examination at least ten days prior to the date of the Annual Meeting during normal business hours at the Company’s Corporate Headquarters, 1800 Hughes Landing Boulevard, Ste. 800, The Woodlands, Texas 77380. The list will also be available at the Annual Meeting.

8	2017 Proxy Statement

ELECTION OF DIRECTORS

ITEM 1	ELECTION OF DIRECTORS
The Board recommends a vote FOR each Director Nominee

One of the purposes of this Annual Meeting is to elect seven directors to serve one-year terms expiring at the Annual Meeting of Stockholders in 2018 and until their successors are duly elected and qualified or until their earlier death, retirement, resignation or removal. The Company’s Board of Directors consists of seven directors. The Board of Directors has designated Messrs. David A.B. Brown, Michael J. Caliel, J. Samuel Butler, Nelson Obus, Robert R. Gilmore, John T. Nesser III and Alan P. Krusi as the nominees proposed for election at the Annual Meeting.

Unless authority to vote for the nominees is withheld, it is intended that the shares represented by properly executed proxies in the form enclosed will be voted for the election of the nominees for director. In the event that one or more of the nominees should become unavailable for election, it is intended that the shares represented by the proxies will be voted for the election of such substitute nominee as may be designated by the Board of Directors, unless the authority to vote for the nominee who has ceased to be a candidate has been withheld. The nominees have indicated their willingness to serve as directors if elected, and the Board of Directors has no reason to believe that the nominees will be unavailable for election.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF DAVID A.B. BROWN, MICHAEL J. CALIEL, J. SAMUEL BUTLER, NELSON OBUS, ROBERT R. GILMORE, JOHN T. NESSER III AND ALAN P. KRUSI AS DIRECTORS OF THE COMPANY.

Layne Christensen Company	9

ELECTION OF DIRECTORS

NOMINEES FOR DIRECTOR

The following table sets forth certain information with respect to the persons nominated by the Board of Directors for election as directors at the Annual Meeting.

Name	Age	Present Position with the Company	Director Since
David A.B. Brown	73	Director, Chairman of the Board	2003
Michael J. Caliel	57	Director, President and Chief Executive Officer	2015
J. Samuel Butler	71	Director	2003
Nelson Obus	70	Director	2004
Robert R. Gilmore	65	Director	2009
John T. Nesser III	68	Director	2013
Alan P. Krusi	62	Director	2016

The business experience during the last five fiscal years of the persons nominated by the Board of Directors for election as directors at the Annual Meeting is as follows:

DAVID A.B. BROWN Chairman of the Board Age: 73 Director Since: 2003 Committees Served: ●Nominating & Corporate Governance ●Compensation

Biography
Mr. Brown served as the Company’s Interim President and CEO from June of 2014 through January 2, 2015. Mr. Brown served as chairman of the board of directors of Pride International, Inc. from 2005 until Pride’s acquisition by Ensco Plc in 2011, at which time he became a member of the board of directors of Ensco PLC. Mr. Brown retired from the board of directors of Ensco PLC in May of 2014. He is on the board of directors of EMCOR Group, Inc. and Global Power Equipment Group Inc., and from 1984 to 2005, Mr. Brown was president of The Windsor Group, a consulting firm that focused on strategic related issues facing oilfield services and engineering companies. He is a chartered accountant and CPA and has over 45 years of energy-related experience.

Skills and Experience
Mr. Brown’s pertinent experience, qualifications, attributes and skills include: financial literacy and extensive managerial experience attained from serving as the president and chief executive officer of the Company, the president of The Windsor Group, and the chairman of Pride International, Inc., the knowledge and experience he has attained from service on other public company boards, and the knowledge and experience he has attained from his service on the Company’s Board since 2003, and in his capacity as the Company’s Chairman since 2005.

Other Public Company Directorships: EMCOR Group, Inc. and Global Power Equipment Group Inc.

MICHAEL J. CALIEL President and Chief Executive Officer Age: 57 Director Since: 2015

Biography
Mr. Caliel was appointed President and Chief Executive Officer of the Company on January 2, 2015. Mr. Caliel has 30 years of global management and operating experience. From 2011 to 2014, Mr. Caliel served as president and chief executive officer of the Invensys Software and Industrial Automation Division of Invensys plc (“Invensys Software”), a LSE-listed global software, systems and technology company that serves both manufacturing and infrastructure industries. From 2006 to 2011, Mr. Caliel served as president, CEO, and executive director of Integrated Electrical Services, Inc., a Nasdaq-listed national provider of electrical and communications solutions for the commercial, industrial, and residential markets.

Skills and Experience
Mr. Caliel’s pertinent experience, qualifications, attributes and skills include: extensive managerial and operational experience attained from serving as the president and CEO of Invensys Software, and as the president, CEO, and executive director of Integrated Electrical Services, Inc.

Other Public Company Directorships: None

10	2017 Proxy Statement

ELECTION OF DIRECTORS

J. SAMUEL BUTLER Independent Age: 71 Director Since: 2003 Committees Served: ●Nominating & Corporate Governance (Chairperson) ●Audit ●Compensation

Biography
Mr. Butler has been president of Trinity Petroleum Management, LLC, an oil and gas management outsourcing company, since 1996. Mr. Butler has also served as chairman of the board, chief executive officer and president of ST Oil Company, an independent oil and gas exploration and production company, since 1996. Mr. Butler was appointed to the Colorado School of Mines Board of Governors in 2009, and in 2007, Mr. Butler became the chairman of Genesis Gas & Oil Partners LLC, a private oil and gas partnership focused on the acquisition and exploitation of coalbed methane and other unconventional oil and gas reserves.

Skills and Experience
Mr. Butler’s pertinent experience, qualifications, attributes and skills include: financial literacy and extensive managerial experience attained from serving as the president, chairman and chief executive officer of two companies in the oil and gas industry, Trinity Petroleum Management, LLC and ST Oil Company, the knowledge and experience he has attained from service on other company boards, and the knowledge and experience he has attained from his service on the Company’s Board since 2003.

Other Public Company Directorships: None

NELSON OBUS Independent Age: 70 Director Since: 2004 Committees Served: ●Audit ●Nominating & Corporate Governance ●Compensation

Biography
Mr. Obus has served as president of Wynnefield Capital, Inc. since November 1992 and as the managing member of Wynnefield Capital Management, LLC since January 1997. Wynnefield Capital Management manages two partnerships and Wynnefield Capital, Inc. manages one partnership, all three of which invest in small-cap value U.S. public equities. Mr. Obus served as a member of the board of directors of Gilman Ciocia, Inc., a company that provides income tax return preparation, accounting and financial planning services from September 2007 to January 2012, and was also a member of the board of directors of Breeze-Eastern Corporation, a company that designs, develops, manufactures, sells and services sophisticated mission equipment for helicopters, from January 2012 to December 2015. Mr. Obus is also a member of the board of directors of Global Power Equipment Group Inc., a company that provides custom-engineered auxiliary equipment and maintenance support services for the global power generation industry.

Skills and Experience
Mr. Obus’ pertinent experience, qualifications, attributes and skills include: financial literacy and expertise, capital markets expertise and managerial experience gained through his leadership roles and ownership interests in related investment management companies, Wynnefield Capital Management, LLC and Wynnefield Capital, Inc., the knowledge and experience he has attained from service on other public company boards, and the knowledge and experience he has attained from his service on the Company’s Board since 2004.

Other Public Company Directorships: Global Power Equipment Group Inc.

Layne Christensen Company	11

ELECTION OF DIRECTORS

ROBERT R. GILMORE Independent Age: 65 Director Since: 2009 Committees Served: ●Audit (Chairperson) ●Nominating & Corporate Governance ●Compensation

Biography
Mr. Gilmore is an independent CPA. From 1997 to May 2006 and from March 2008 to present, Mr. Gilmore has served as an independent financial consultant to a number of companies. From May 2006 to February 2008, he was chief financial officer of NextAction Corporation, a private company engaged in multi-channel direct marketing using technology-based proprietary lead generation methods for the retail industry. Since April 2003, Mr. Gilmore has been a director of Eldorado Gold Corporation, serving as non-executive chairman of the board since December 2009. Since June 2010, Mr. Gilmore has been a director of Fortuna Silver Mines, Inc. Mr. Gilmore also served as a director of Global Med Technologies, Inc. from March 31, 2006, until March 2010. From July 2007 to March 2009, Mr. Gilmore was also a director of Frontera Copper Corporation. Mr. Gilmore was also a director of Ram Power Corporation from October 2009 until April 2010.

Skills and Experience
Mr. Gilmore’s pertinent experience, qualifications, attributes and skills include: public accounting and financial reporting expertise (including extensive experience as a certified public accountant), managerial experience attained from serving as the chief financial officer of NextAction Corporation, the knowledge and experience he has attained from service on other public company boards, and the knowledge and experience he has attained from his service on the Company’s Board since 2009.

Other Public Company Directorships: Eldorado Gold Corporation and Fortuna Silver Mines, Inc.

JOHN T. NESSER III Independent Age: 68 Director Since: 2003 Committees Served: ●Compensation (Chairperson) ●Audit ●Nominating & Corporate Governance

Biography
Mr. Nesser brings 45 years of executive, corporate, and legal experience to the Company, including a proven record of success in the international oil & gas, engineering & construction, and maritime industries. Since July 2013, Mr. Nesser has served as the co-founder, co-chief executive officer and manager of All Coast, LLC, the owner and operator of a large fleet of liftboards for the offshore oil and gas market in the Gulf of Mexico. Beginning in 1998 through his retirement in July 2011, Mr. Nesser held positions of increasing responsibility at McDermott International, a NYSE-listed international engineering and construction company, including chief operating officer responsible for all worldwide operations, chief administrative and legal officer and general counsel. Prior to joining McDermott, Mr. Nesser served as managing partner of Nesser, King and LeBlanc, a law firm that he co-founded in 1985. Mr. Nesser also serves on the Board of Directors of Thermon Group Holdings, Inc. Mr. Nesser served on the Board of Directors of Seahawk Drilling Incorporated from August 2009 to October 2011. In February 2011, Seahawk Drilling Incorporated announced that substantially all of its assets would be sold to Hercules Offshore, Inc., such sale being implemented through a Chapter 11 bankruptcy filing, citing heavy losses due to the slow issuance of shallow water drilling permits following the April 2010 oil spill in the Gulf of Mexico and other factors.

Skills and Experience
Mr. Nesser’s pertinent experience, qualifications, attributes and skills include: financial literacy and extensive managerial experience attained from serving as the chief operating officer of McDermott International, legal experience attained from serving as the general counsel of McDermott International and practicing law at a private law firm that he co-founded, the knowledge and experience he has attained from service on other public company boards, and the knowledge and experience he has attained from his service on the Company’s Board since 2013.

Other Public Company Directorships: Thermon Group Holdings, Inc.

12	2017 Proxy Statement

ELECTION OF DIRECTORS

ALAN P. KRUSI Independent Age: 62 Director Since: 2016 Committees Served: ●Audit ●Nominating & Corporate Governance ●Compensation

Biography
Mr. Krusi has served as a Director of the Company since January 2016. Mr. Krusi served as President, Strategic Development of AECOM Technology Corporation, a NYSE-listed company, from 2008 through 2015, where he led the firm’s M&A activities among other responsibilities. From 2003 until 2008 Mr. Krusi served as CEO and President of Earth Tech, Inc., a global engineering and construction firm which specialized in the design, construction, financing and operations of water treatment facilities. Prior to that, and over a period of twenty-six years, Mr. Krusi held a number of technical and management positions within the engineering and construction industries. Mr. Krusi currently serves on the Board of Directors of Comfort Systems USA, Inc., Alacer Gold Corp. and Lithko Contracting, LLC. Mr. Krusi is a Registered Geologist, Certified Engineering Geologist, and Licensed General Contractor in the State of California.

Skills and Experience
Mr. Krusi’s pertinent experience, qualifications, attributes and skills include: financial literacy and extensive managerial experience attained from serving as the president and CEO of various companies in the engineering and construction services industry, the knowledge and experience he has attained from service on other company boards, and the knowledge and experience he has attained from his service on the Company’s Board since 2016.

Other Public Company Directorships: Comfort Systems USA, Inc. and Alacer Gold Corp.

Layne Christensen Company	13

ELECTION OF DIRECTORS

There is no arrangement or understanding between any director and any other person pursuant to which such director was selected as a director of the Company.

COMPENSATION OF DIRECTORS

Each non-employee director of the Company, except the Chairman of the Board, received an annual retainer equal to $65,000, and the Chairman of the Board received an annual retainer equal to $100,000. The Chairmen of the Audit, Compensation and Nominating & Corporate Governance Committees received additional annual retainers of $25,000, $17,500 and $10,000, respectively, while the members of each such committee received additional annual retainers of $10,000, $7,500 and $5,000, respectively. All such retainers were paid in quarterly installments.

For fiscal 2017, each non-employee director, except the Chairman, also received an annual award of restricted stock or stock options of the Company, or a combination of both, whichever he chose, with a value approximately equal to $50,000 on the date of the award. For fiscal 2017, the Chairman received an annual award of either restricted stock or stock options of the Company or a combination of both, whichever he chose, with a value equal to $75,000 on the date of the award as consideration for his services as a director. The annual equity award for fiscal 2017 was made on April 1, 2016. However, everyone, including the directors, received an annual equity grant for fiscal 2017 reduced by 5% due to the fact that the Company did not have enough shares available under its 2006 Equity Plan to make a full grant. The restricted stock is valued based on the market price of the Company’s Common Stock on the day the stock is issued, vests one year from the date of issuance, and is otherwise subject to all of the terms and conditions of the Company’s 2006 Equity Incentive Plan, or such other plan under which the restricted stock may be issued. The director options have an exercise price equal to the market price of the Common Stock on the day they were issued, are 100% vested upon issuance, have a ten-year life and are otherwise subject to all of the terms and conditions of the 2006 Equity Incentive Plan or such other plan under which the options may be issued. Directors of the Company who are also employees of the Company receive no compensation for service to the Company as directors.

A director may elect to defer receipt of all or a portion of his cash compensation in accordance with the terms of the Company’s Deferred Compensation Plan for Directors. Under the Company’s Deferred Compensation Plan for Directors, non-employee directors of the Company can elect to receive deferred compensation in three forms—a cash credit, a stock credit or a combination of the two. The value of deferrals made in the form of a stock credit track the value of the Company’s Common Stock. Deferrals made in the form of a cash credit will accumulate interest at a rate based on the annual yield of the longest term United States Treasury Bond outstanding at the end of the preceding year. All payments made under the plan will be made in cash. As of January 31, 2017, Mr. Brown had accumulated the equivalent of 28,812.87 shares of Common Stock in his stock credit account, Mr. Butler had accumulated the equivalent of 2,939.76 shares of Common Stock in his stock credit account, Mr. Obus had accumulated the equivalent of 38,715.22 shares of Common Stock in his stock credit account and Mr. Gilmore had accumulated the equivalent of 175.16 shares of Common Stock in his stock credit account. Mr. Nesser and Mr. Krusi had no shares of Common Stock in their respective stock credit accounts.

The following table sets forth the compensation paid to our directors during the fiscal year ended January 31, 2017. Because Mr. Caliel was also an employee of the Company during the fiscal year, his compensation is reported in our Summary Compensation Table and not in the following table.

Fiscal 2017 Director Compensation Table

Name	Fees Earned or Paid in Cash (1)	Stock Awards (2)	Option Awards (3)	Total
David A.B. Brown	$112,500	—	$71,250	$183,750
J. Samuel Butler	92,500	—	47,500	$140,000
Nelson Obus	87,500	$23,750	23,750	$135,000
Robert R. Gilmore	102,500	23,750	23,750	$150,000
John T. Nesser III	97,500	47,500	—	$145,000
Alan P. Krusi	87,500	—	47,500	$135,000

(1)	Includes amounts deferred under the Company’s Deferred Compensation Plan for Directors for the accounts of Mr. Obus and Mr. Gilmore in the amounts of $87,500 and $15,375, respectively.

(2)	The amount reported in this column is equal to the grant date fair value computed in accordance with Accounting Standards Codification (“ASC”) Topic 718 for each stock award. As of January 31, 2017, the Company had aggregate outstanding unvested restricted stock awards to non-employee directors in the amounts of 6,747 shares held by Mr. Nesser, as well as 3,374 shares held by each of Messrs. Obus and Gilmore. Everyone, including the directors, received an annual equity grant for fiscal 2017 reduced by 5% due to the fact that the Company did not have enough shares available under its 2006 Equity Plan to make a full grant.

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(3)	The amount reported in this column is equal to the grant date fair value computed in accordance with ASC Topic 718 for each option award. As of January 31, 2017, the Company had aggregate outstanding option awards to non-employee directors in the amounts of 168,345; 64,960; 39,885; 22,673, 6,444 and 32,874 held by Messrs. Brown, Butler, Obus, Gilmore, Nesser and Krusi, respectively. Everyone, including the directors, received an annual equity grant for fiscal 2017 reduced by 5% due to the fact that the Company did not have enough shares available under its 2006 Equity Plan to make a full grant.

MEETINGS OF THE BOARD AND COMMITTEES

During the fiscal year ended January 31, 2017, the Company’s Board of Directors held five meetings. All directors attended at least 75% of the meetings of the Board of Directors and the committees of the Board of Directors on which they served that were held during such fiscal year and during the period which such director served. It should be noted that the Company’s directors discharge their responsibilities throughout the year, not only at such Board of Directors and committee meetings, but through personal meetings and other communications with members of management and others regarding matters of interest and concern to the Company.

The Company has a policy encouraging its directors to attend the Annual Meeting of Stockholders. All directors then serving attended the Company’s 2016 Annual Meeting.

Pursuant to the Company’s Bylaws, the Board of Directors has established an Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act, as amended, a Nominating & Corporate Governance Committee and a Compensation Committee.

AUDIT COMMITTEE

The Audit Committee assists the Board of Directors in fulfilling its responsibilities with respect to the oversight of (i) the integrity of the Company’s financial statements, financial reporting process and internal control system; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the independent registered public accounting firm qualifications and independence; (iv) the performance of the Company’s internal audit function and its independent auditors and (v) the system of internal controls and disclosure controls and procedures established by management. The Audit Committee is responsible for the appointment of the Company’s independent registered public accounting firm and the terms of their engagement, reviewing the Company’s policies and procedures with respect to internal auditing, accounting, financial and disclosure controls and reviewing the scope and results of audits and any auditor recommendations. The Audit Committee held four meetings during the fiscal year ended January 31, 2017, in addition to personal meetings and other communications conducted throughout the year with members of management and each other regarding issues within the committee’s area of responsibility. The Amended and Restated Audit Committee Charter is available on the Company’s website under the heading “Governance” on the Investor Relations page (http://investor.laynechristensen.com/governance.cfm).

The current members of the Audit Committee are Robert R. Gilmore (Chairperson), J. Samuel Butler, Nelson Obus, John T. Nesser III and Alan P. Krusi. All of the members of the Audit Committee are independent within the meaning of SEC regulations and the NASDAQ listing standards. The Board has determined that all members of the committee are qualified as audit committee financial experts within the meaning of SEC regulations and that such members are financially literate and have experience in finance or accounting resulting in their financial sophistication within the meaning of the NASDAQ listing standards. The Report of the Audit Committee for fiscal year 2017 appears below.

THE FOLLOWING REPORT OF THE AUDIT COMMITTEE DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER COMPANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES THIS REPORT BY REFERENCE THEREIN.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is composed of independent directors as required by and in compliance with the listing standards of the NASDAQ Stock Market. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors.

The functions of the Audit Committee are set forth in its charter. One of the Audit Committee’s principle functions is overseeing the Company’s financial reporting process on behalf of the Board of Directors. Management of the Company has the primary responsibility for the Company’s financial reporting process, principles and internal controls as well as preparation of its financial statements. The Company’s independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States.

The Audit Committee has reviewed and discussed the Company’s audited financial statements as of and for the year ended January 31, 2017, with management, the Company’s internal auditors and the independent registered accounting firm. The Audit Committee has discussed with the independent registered accounting firm the matters required to be discussed under Public Company Accounting Oversight Board (United States) (“PCAOB”) Auditing Standard No. 16, “Communications with Audit Committees.” The independent registered public accounting firm has provided to the Audit Committee the written independence disclosures under applicable requirements of the PCAOB, and the Audit Committee has discussed with the auditors their independence from the Company. The Audit Committee has also considered whether the independent registered public accounting firm’s provision of tax and other non-audit services to the Company is compatible with maintaining the registered public accounting firm’s independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from the Company and its management.

Based on the reports and discussions described above, the Audit Committee has approved the inclusion of the Company’s audited financial statements and Management’s Report on Internal Control Over Financial Reporting in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2017, which was filed with the Securities and Exchange Commission.

Respectfully submitted on April 21, 2017, by the members of the Audit Committee of the Board of Directors:

Robert R. Gilmore, Chairman	J. Samuel Butler	Nelson Obus

John T. Nesser III	Alan P. Krusi

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NOMINATING & CORPORATE GOVERNANCE COMMITTEE

The Nominating & Corporate Governance Committee (the “Nominating Committee”), in accordance with the process described below under the heading “Selection of Board Nominees,” identifies individuals qualified to become members of the Company’s Board of Directors, recommends to the Board proposed nominees for Board membership, recommends to the Board directors to serve on each standing committee of the Board and assists the Board in developing and overseeing corporate governance guidelines. The Nominating Committee’s evaluation of director nominees takes into account their ability to contribute to the diversity of gender, age, background and experience represented on the Board, and the Nominating Committee reviews its effectiveness in balancing these considerations when assessing the composition of the Board. The Nominating & Corporate Governance Committee Charter is available on the Company’s website under the heading “Governance” on the Investor Relations page (http://investor.laynechristensen.com/governance.cfm). The Nominating Committee held one meeting during the fiscal year ended January 31, 2017, in addition to personal meetings and other communications conducted throughout the year with members of management and each other regarding issues within the committee’s area of responsibility. The current members of the Nominating Committee are J. Samuel Butler (Chairperson), David A.B. Brown, Robert R. Gilmore, Nelson Obus, John T. Nesser and Alan P. Krusi. All of the members are independent within the meaning of SEC regulations and the NASDAQ listing standards.

COMPENSATION COMMITTEE

The Compensation Committee establishes annual and long-term performance goals and objectives for the Company’s management, evaluates the performance of management and makes recommendations to the Board of Directors regarding the compensation and benefits of the Company’s executive officers and the members of the Board of Directors. The Compensation Committee also administers certain of the Company’s incentive plans, including the Company’s Executive Incentive Compensation Plan. The Amended and Restated Compensation Committee Charter is available on the Company’s website under the heading “Governance” on the Investor Relations page (http://investor.laynechristensen.com/governance.cfm). The current members of the Compensation Committee are John T. Nesser III (Chairperson), David A.B. Brown, J. Samuel Butler, Robert R. Gilmore, Nelson Obus and Alan P. Krusi. All of the members are independent within the meaning of SEC regulations and the NASDAQ listing standards. The Compensation Committee met two times during the fiscal year ended January 31, 2017, in addition to personal meetings and other communications conducted throughout the year with members of management and each other regarding compensation issues within the committee’s area of responsibility.

SELECTION OF BOARD NOMINEES

The Nominating Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. A stockholder who wishes to recommend a prospective nominee for the Board should notify the Company’s Secretary in writing with whatever supporting material the stockholder considers appropriate or that is required by the Company’s bylaws relating to stockholder nominations as described below under the heading “Advance Notice Procedures.” The Company’s Secretary will forward the information to the members of the Nominating Committee, who will consider whether to nominate any person nominated by a stockholder pursuant to the provisions of the proxy rules, the Company’s bylaws, the Company’s Nominating Committee Charter, the Company’s Corporate Governance Guidelines and the director selection procedures established by the Nominating Committee.

Once the Nominating Committee has identified a prospective nominee candidate, the Committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on the information provided to the Nominating Committee with the recommendation of the prospective candidate, as well as the Nominating Committee’s own knowledge of the candidate. This information may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the criteria and qualifications described below. If the Nominating Committee determines, in consultation with the Chairman of the Board and other Board members as appropriate, that additional consideration is warranted, the Nominating Committee then evaluates the prospective nominees against the criteria and qualifications set out in the Company’s Corporate Governance Guidelines. Such criteria and qualifications include:

●	a general understanding of management, marketing, accounting, finance and other elements relevant to the Company’s success in today’s business environment;

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ELECTION OF DIRECTORS

●	an understanding of the principal operational, financial and other plans, strategies and objectives of the Company;
●	an understanding of the results of operations and the financial condition of the Company and its significant business segments for recent periods;
●	an understanding of the relative standing of the Company’s significant business segments vis-à-vis competitors;
●	the educational and professional background of the prospective candidate;
●	the prospective nominee’s standards of personal and professional integrity;
●	the demonstrated ability and judgment necessary to work effectively with other members of the Board to serve the long-term interests of the stockholders;
●	the extent of the prospective nominee’s business or public experience that is relevant and beneficial to the Board and the Company;
●

the prospective nominee’s willingness and ability to make a sufficient time commitment to the affairs of the Company in order to effectively perform the duties of a director, including regular attendance at Board and committee meetings;

●	the prospective nominee’s commitment to the long-term growth and profitability of the Company; and
●	the prospective nominee’s ability to qualify as an independent director as defined in the NASDAQ listing standards.

However, as determining the specific qualifications or criteria against which to evaluate the fitness or eligibility of potential director candidates is necessarily dynamic and an evolving process, the Board believes that it is not always in the best interests of the Company or its stockholders to attempt to create an exhaustive list of such qualifications or criteria. Appropriate flexibility is needed to evaluate all relevant facts and circumstances in context of the needs of the Board and the Company at a particular point in time.

The Nominating Committee also considers such other relevant factors as it deems appropriate, including the current composition and diversity of age, gender, ethnicity, background and experience of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. In connection with this evaluation, the Nominating Committee determines whether to interview the prospective nominees, and, if warranted, one or more members of the Nominating Committee, and others as appropriate, interview prospective nominees in person or by telephone. After completing this evaluation and interview, the Nominating Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Nominating Committee.

LEADERSHIP STRUCTURE OF THE BOARD

The Company’s Corporate Governance Guidelines do not require the separation of the roles of Chairman of the Board and Chief Executive Officer, as the Board believes that an effective board leadership structure can be highly dependent on the experience, skills and personal interaction between persons in leadership roles. Since 1992, other than during Mr. Brown’s service as interim Chief Executive Officer, the Company has separated the positions of chairman and chief executive officer. During the period in which Mr. Brown served as Chairman and interim Chief Executive Officer, the Board appointed John T. Nesser III to serve as lead independent director. Mr. Brown resumed his role as the independent chairman following the appointment of Michael J. Caliel as the Chief Executive Officer of the Company. The Board believes this structure provides strong leadership for the Board, while also positioning the Chief Executive Officer as the leader of the Company in the eyes of our customers, employees and other stakeholders. The Board also believes that this structure has afforded the Company an effective combination of internal and external experience, continuity and independence that has served the Board and the Company well.

CHIEF EXECUTIVE OFFICER SUCCESSION PLANNING

Assuring that the Company has the appropriate management talent to successfully pursue the Company’s strategies is one of the Board’s primary responsibilities. To fulfill this responsibility the Board has adopted a policy to assure that the Company has in place an appropriate plan to address succession should the Company’s Chief Executive Officer become unexpectedly unable to perform his duties, Chief Executive Officer succession in the ordinary course of business, and succession for key members of senior management. The Board annually reviews the senior executive team’s experience, skills, and competencies and assesses which, if any, of the executives possess, or have the ability to develop, attributes the Board believes are necessary to lead and achieve the Company’s goals. The Company’s succession plan is reviewed annually by the Board.

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COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Board of Directors has approved a formal policy for stockholders to send communications to the Board or its individual members. Stockholders can send communications to the Board and specified individual Directors by mailing a letter to the attention of the Board or a specific Director (c/o the General Counsel) at Layne Christensen Company, 1800 Hughes Landing Boulevard, Ste. 800, The Woodlands, TX 77380, or by sending a message through the Company’s website at http://investor.laynechristensen.com/contactus.cfm.

Upon receipt of a communication for the Board or an individual Director, the General Counsel will promptly forward any such communication to all the members of the Board or the individual Director or Directors, as appropriate. If a communication to an individual Director deals with a matter regarding the Company, the General Counsel will forward the communication to the entire Board, as well as the individual Director. Neither the Board nor a specific Director is required to respond to stockholder communications and when responding shall do so only in compliance with the Company’s Corporate Governance Guidelines.

RISK OVERSIGHT

The Board considers oversight of the Company’s risk management efforts to be a responsibility of the entire Board. The Board’s role in risk oversight includes receiving regular reports from members of senior management on areas of material risk to the Company, or to the success of a particular project or endeavor under consideration, including operational, financial, legal and regulatory, security, strategic and reputational risks. The full Board (or the appropriate Committee, in the case of risks that are under the purview of a particular Committee) receives these reports from the appropriate members of management to enable the Board (or Committee) to understand the Company’s risk identification, risk management, and risk mitigation strategies. When a report is vetted at the Committee level, the chairperson of that Committee subsequently reports on the matter to the full Board. This enables the Board and its Committees to coordinate the Board’s risk oversight role.

Part of the Audit Committee’s responsibilities, as set forth in its charter, is to review with corporate management, the independent auditors and the internal auditors, if applicable, any legal matters, risks or exposures that could have a significant impact on the financial statements and the steps management has taken to minimize the Company’s exposure. In this regard, the Company’s internal auditors prepare annually a comprehensive risk assessment report and review that report with the Audit Committee. This report identifies the material business risks for the Company, and identifies the Company’s internal controls that respond to and mitigate those risks. The Company’s management regularly evaluates these controls, and the Audit Committee is provided regular updates regarding the effectiveness of the controls. The Audit Committee regularly reports to the full Board.

RISK ASSESSMENT OF COMPENSATION POLICIES

In March 2017, the Company conducted a risk assessment of its compensation policies and practices. The Company’s compensation policies and practices were evaluated to ensure that they do not foster risk-taking above the level of risk associated with the Company’s business model. The Company considered the design and operation of its compensation arrangements, including the performance objectives and target levels used in connection with incentive awards, and evaluated the relationship between the Company’s risk management and these arrangements. The results of the assessment were then reported to the Compensation Committee. Based on this assessment, the Compensation Committee concluded that the Company has a balanced pay and performance program that does not encourage unnecessary or excessive risk-taking and that any risks arising from the Company’s compensation policies and practices for its employees are not reasonably likely to have a material adverse effect on the Company.

OTHER CORPORATE GOVERNANCE MATTERS

All of the members of the Board are independent within the meaning of SEC regulations and the NASDAQ listing standards, with the exception of Michael J. Caliel. Mr. Caliel is considered an inside director because of his employment as an executive of the Company. During Mr. Brown’s service as interim President and CEO, he was not considered independent. Following such service, which did not last longer than a year, the Board of Directors determined that he is independent under applicable SEC regulations and the NASDAQ listing standards.

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TRANSACTIONS WITH MANAGEMENT/RELATED-PARTY TRANSACTIONS

The Company considers any transaction that would require disclosure under Item 404(a) of Regulation S-K to be a related-party transaction. The Company has an Employee Conflict of Interest Policy that requires employees to identify potential conflicts of interest, including related-party transactions, to the Compliance Department. Furthermore, the Company’s Audit Committee must review and approve all related-party transactions that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company was not a party to any transactions with any directors or executive officers of the Company during the last fiscal year requiring disclosure under the regulations of the Securities and Exchange Commission.

The Company has a Code of Business Conduct and Ethics that applies to all directors and employees of the Company, including the chief executive officer, chief financial officer and the chief accounting officer. The Code of Business Conduct and Ethics is available free of charge on the Company’s website under the heading “Governance” on the Investor Relations page (http://investor.laynechristensen.com/governance.cfm).

20	2017 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

The following is a discussion and analysis of the compensation arrangements of our named executive officers (our “NEOs” or “Executives”) for fiscal 2017. We recommend that it be read together with the compensation tables and related disclosures below.

EXECUTIVE SUMMARY – WHO WE ARE AND HOW WE PAY OUR EXECUTIVES

About Layne

Each of Layne’s business units is a leader in its industry:

Our Strategy to Unlock Value for our Shareholders

Layne’s management is rapidly executing a strategy to transform Layne:

FY16	FY18

Strategic Review	Business Performance Improvement	Unlock Value
●Initiated strategic focus to streamline portfolio ●Addressed operational issues ●Identified growth opportunities	●Cost reductions ●Procurement savings ●Enhanced working capital management	●Investing in core offerings and capabilities ●Leverage and expand leading market positions

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COMPENSATION DISCUSSION AND ANALYSIS

Fiscal 2017 Performance Highlights

Our Divisions

Inliner	Mineral Services	Water Resources	Heavy Civil
Revenue: $196.8M Backlog: $117.4M	Revenue: $63.8M	Revenue: $204.6M Backlog: $49.2M	Revenue: $137.2M Backlog: $193.4M
●Liner tube manufacturing ●Cured-in-place pipe (CIPP) construction ●Program management	●Exploratory and mine site drilling ●Borehole services ●Mine water management	●Drilling ●Repair and maintenance ●Treatment and water management	●Pipeline installation ●Treatment plants ●Wastewater collection ●Marine, biogas, tunneling and water supply

*      Revenues are for FY’17; Backlog as of 1/31/17

Fiscal 2017 Stock Price Performance

*      Monthly average closing price data from Yahoo Finance

Executive Compensation Objectives

Our compensation program for our Executives is designed to:

●	attract and retain top-quality executives;
●	tie annual and long-term equity incentives to achievement of measurable corporate, strategic, business unit, safety and individual performance objectives; and
●	align the Executives’ incentives with stockholder value creation.

Pay for Performance Philosophy

Our executive compensation program seeks to achieve these objectives and to implement our commitment to a strong pay-for-performance philosophy by emphasizing performance-based incentive compensation under our Executive Short-Term Incentive Plan (the “STI Plan”) and our Long-Term Incentive Plan (the “LTI Plan”).

CEO and Other NEOs Target Compensation Mix

22	2017 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Governance

The Board and Compensation Committee engage in robust oversight of Layne’s executive compensation program. Below is a summary of the key features of our executive compensation program:

We Do:
●Pay for Performance using a compensation structure that includes performance-based annual and LTI awards that are aligned with stockholder interests
●Use a mix of cash and equity incentives tied to short-term financial performance and long-term value creation
●Maintain share ownership guidelines for the Company’s CEO, CFO and General Counsel
●Have a Clawback policy
●Provide limited and modest benefits to Executives on the same terms as all Company employees
●Have an independent compensation consultant that reports directly to the Compensation Committee

We Do Not:
●Offer supplemental executive retirement plan benefits to our Executives
●Provide any material perquisites to executives
●Engage in option backdating or re-pricing
●Permit executive officers and directors to engage in certain types of activity, such as short sales or buying or selling put or call options of any of our securities
●Encourage excessive risk or inappropriate risk taking through our incentive programs

Say on Pay Results

At our 2016 Annual Meeting, our Say on Pay proposal received support from 82% of votes cast. The board believes the percentage of votes cast “for” the Company’s named executive officer compensation reflects the Committee’s continued focus on ensuring that the total short- and long-term incentive compensation for the Company’s executive officers is linked to the Company’s performance as discussed elsewhere in this Proxy Statement.

We continue to pay close attention to the views of Layne’s shareholders regarding executive compensation and other matters.

NAMED EXECUTIVE OFFICERS

The following Executives are the “Named Executive Officers” included in the Summary Compensation Table on page 33:

Name	Title
Michael J. Caliel	President and Chief Executive Officer
J. Michael Anderson	Chief Financial Officer and Senior Vice President
Steven F. Crooke	Senior Vice President, Chief Administrative Officer and General Counsel
Kevin Maher	Senior Vice President of Water & Mineral Services
Larry Purlee	President of Inliner

Compensation Components

To assist in achieving the goals outlined above, our compensation program is designed to provide competitive compensation that rewards both short-term results and long-term strategic contributions that reinforce sustained business performance and discourage excessive risk-taking. The program consists of the following four core components:

Base Salary	Short-term Incentive Plan	Long-term Incentive Plan	Benefits and Perquisites

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COMPENSATION DISCUSSION AND ANALYSIS

These components are described below, together with the decisions made under each component for fiscal 2017. We also pay discretionary bonuses if the Committee determines such awards are necessary to appropriately reward performance.

The following sections also contain information on the performance targets for the various compensation components, the extent to which they were achieved, and how the compensation under each component was determined.

Target Compensation

Our compensation plans tie a significant portion of the Executives’ total compensation to our financial performance. The Committee believes that the Company’s target total compensation program should ideally be set at, or near, the 50th percentile of the market. Based on the most recent benchmarking study provided by the Committee’s compensation consultant, the aggregate target total compensation of our Executives is slightly below the 50th percentile of the benchmark data. However, due to the decrease in the Company’s stock price and related performance challenges, the Company believes that the Executives’ realized total compensation for the past three fiscal years has likely been significantly below the 50th percentile.

Base Salary

The Committee annually reviews base salaries, and recommends adjustments from time to time to realign our salaries with market levels paid by other companies for similar positions after taking into account individual performance, responsibilities, experience, autonomy, strategic perspectives and marketability, as well as the recommendation of the Chief Executive Officer.

For fiscal 2017, the Committee, with input from Mr. Caliel (for Executives other than himself), recommended to the Board that no changes be made to the base salaries for Messrs. Caliel, Anderson and Crooke. In making this recommendation, the Committee noted that the salaries for Messrs. Caliel, Anderson, Crooke and Purlee had been either recently established or adjusted. The Committee, with input from Mr. Caliel, recommended to the Board that Mr. Maher’s salary be increased from $265,250 to $300,000 in connection with his promotion to Senior Vice President, Water and Mineral Services.

The table below lists the Executives’ annual base salaries for fiscal 2017.

Executive	Base Salary
Michael J. Caliel	$660,000
J. Michael Anderson	$400,000
Steven F. Crooke	$400,000
Kevin Maher	$300,000
Larry Purlee	$264,000

Short-Term Incentive Plan

The STI Plan is designed to annually reward participants for their performance and contributions to the Company’s overall financial and operational performance. Participants may receive awards based on the extent to which they meet pre-established annual performance goals approved by the Committee in the first quarter of each fiscal year. In general, performance goals relate to both corporate-level and individual performance, and in the case of division presidents, division-level performance.

Consistent with a strong pay-for-performance philosophy, the STI Plan is structured to generally provide increases in short-term incentive compensation (expressed as a percentage of base salary) if the Executive exceeds established targets and decreases in short-term incentive compensation if the Executive fails to meet established targets.

Bonus opportunities for each Executive are expressed as a percentage of base salary and are based on the executive’s position and scope of responsibilities. Consistent with our pay-for-performance philosophy, Executives may earn up to twice their target based on the degree of achievement relative to the pre-established annual performance goals.

24	2017 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

The total target annual incentive award opportunities of each participating Executive under the STI Plan for fiscal 2017 are listed below.

Target Annual Incentive Award Opportunity
(as a % of base salary)

Executive	If Threshold Achieved (1)	If Target Achieved	If Maximum Achieved
Michael J. Caliel	74.0%	100%	200%
J. Michael Anderson	55.5%	75%	150%
Steve F. Crooke	44.4%	60%	120%
Kevin Maher	40.8%	60%	120%
Larry Purlee	44.4%	60%	120%

(1)	In general, an Executive will receive a payout of 80% of the target annual incentive award opportunity related to a particular performance goal (i.e., Adjusted EBTIDA, safety, individual performance) if the threshold for that goal is achieved. However, the payout percentage is 50% for achieving the threshold for individual performance and Minerals division Adjusted EBITDA. The thresholds detailed above are based on the weighted payouts for each Executive and range from 44% to 74%.

Setting Fiscal 2017 Targets

General. In setting the fiscal 2017 targets, the Committee considered information in the Company’s business plans and preliminary recommendations from Mr. Caliel (for Executives other than himself; see “Role of Executive Officers” below). The goals for fiscal 2017 for our Corporate Executives (Messrs. Caliel, Anderson and Crooke) were a combination of Company Adjusted EBITDA, safety and individual performance goals. These Executives also had an additional Company financial goal of enhancing the Company’s balance sheet. For the division presidents (Messrs. Maher and Parlee), the fiscal 2017 goals were a combination of Division Adjusted EBITDA, Company Adjusted EBITDA, safety and individual performance goals.

Safety. The safety goals were based on an improvement in the Total Recordable Incident Rate (TRIR) and Lost Time Incident Rate (LTIR) on a consolidated basis for Messrs. Caliel, Anderson and Crooke or for the applicable division(s) for Mr. Maher and Mr. Purlee. The threshold, target and maximum safety goals were equal to improvements of 5%, 10% and 15%, respectively, in the TRIR and LTIR from the prior year. For Messrs. Caliel, Anderson and Crooke, they had an additional Company safety goal of strengthening the Company’s safety culture.

Individual. The individual performance goals were related to the achievement of various goals set forth in the business plan for each participating Executive’s respective corporate function or division.

Adjusted EBITDA. The table below lists the Adjusted EBITDA goals for fiscal 2017 (in thousands). Adjusted EBITDA is generally defined as net income or loss from continuing operations before net interest expense, income taxes, restructuring costs and non-cash items (such as depreciation, amortization and share-based compensation) and excluding equity in earnings and losses from minority investments, but including cash dividends or distributions received from minority investments.

Entity	Threshold	Target	Maximum

Layne Christensen Company	$23,274	$29,093	$36,366

Inliner Division	$19,135	$23,919	$29,899

Water Resources Division	$22,506	$32,151	$40,189

Mineral Services Division	$4,103	$8,206	$12,309

Layne Christensen Company	25

COMPENSATION DISCUSSION AND ANALYSIS

The table below lists for fiscal 2017, the relative weighting of the performance goals for the Executives:

Weighting of Performance Goals

Executive	Company Financial Goals	Division Adjusted EBITDA	Safety	Individual

Michael J. Caliel	70%		10%	20%

J. Michael Anderson	70%		10%	20%

Steve F. Crooke	70%		10%	20%

Kevin Maher (1)	20%	40%	20%	20%

Larry Purlee	20%	40%	20%	20%

(1)	For Mr. Maher, the Division Adjusted EBITDA and Safety weightings were split 60% for the Water Resources division and 40% for the Mineral Services division.

Awards for Fiscal 2017

In considering fiscal 2017 awards under the STI Plan, the Committee considered the following factors:

●	The Inliner division achieved 134% of its Adjusted EBITDA target; the Adjusted EBITDA targets for the other divisions and Corporate were not met.
●

Made significant progress towards the goal of enhancing Layne’s balance sheet. In particular, our Executives worked to reduce working capital, improve the Company’s cash position, eliminate certain covenants in the Company’s ABL credit facility and reduce SG&A expenses. As a result, the Committee awarded to Messrs. Caliel, Anderson and Crooke a payout of 20% of the targeted amount related to the achievement of these financial goals.

●

The Minerals and Inliner divisions achieved 200% and 92%, respectively, of their safety targets.
Although the Company on a consolidated basis did not achieve the numerical safety threshold, the Committee determined that Messrs. Caliel, Anderson and Crooke had met certain other safety goals by evolving Layne’s safety culture and establishing a strong foundation for improved safety performance. As a result, the Committee awarded to Messrs. Caliel, Anderson and Crooke a payout of 20% of the targeted amount related to these safety goals.

●

Each Executive achieved all of his individual performance goals, and the Committee awarded 100% of the portion of the targeted STI Plan bonus based on individual performance to Messrs. Caliel, Anderson, Crooke and Maher and 139% of the portion of the targeted STI Plan bonus based on individual performance to Mr. Purlee.

Despite strong performance relative to several key goals, particularly within our Inliner division, we did not meet our goals for Company Adjusted EBITDA for fiscal 2017. As a result, the Committee recommended, and the Board approved, the payment of the following STI Plan bonuses well below target levels for most of the participating Executives:

Executive	Payout	% of Target Awards
Michael J. Caliel	$237,000	36%
J. Michael Anderson	$108,000	36%
Steve F. Crooke	$86,400	36%
Kevin Maher	$64,800	36%
Larry Purlee	$200,000	126%

26	2017 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Equity Compensation (Long-Term Incentive Plan)

The Committee believes that aligning the interests of stockholders and its Executives is supported through the grant of stock-based awards, which expose the Executives to the risks of declining stock prices and provide an incentive for Executives to maximize stockholder value.

2006 Equity Incentive Plan. Awards under the Company’s 2006 Equity Incentive Plan are designed to encourage Executives to acquire a proprietary and vested interest in the growth and performance of the Company, as well as to assist the Company in attracting and retaining Executives by providing them with the opportunity to participate in the success and profitability of the Company. The 2006 Plan permits the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and performance units.

The Board and the Committee adopted the LTI Plan for the purpose of making equity grants on an annual basis to certain key employees. Under the LTI Plan, the Board has historically established an equity pool (the “LTI Pool”) within the first 90 days of each fiscal year. The size of the LTI Pool in any year will generally be limited to 2% of the average market capitalization (the number of outstanding shares multiplied by the market price) of the Company during the 30-day period ending on January 31st of the award year. However, due to the Company’s low stock price on January 31, 2017, the 2% limit was waived by the Board and the Committee for fiscal 2017, as permitted under the 2006 Plan. Within the limits of the LTI Pool, the Board will make awards to participants based on recommendations made by the Compensation Committee.

A participant’s award from the LTI Pool (i.e., the participant’s “LTI Target Opportunity”) is expressed as a percentage of the participant’s current base salary, which will vary depending on the participant’s position in the Company. Under the LTI Plan, the percentages range from 200% of base salary for the Company’s Chief Executive Officer to 60% of base salary for the Company’s division and senior vice-presidents. A percentage of each participant’s LTI Target Opportunity, as determined by the Committee, is granted in the form of time-vested restricted stock units (“RSUs”) and performance shares. The Committee has sole discretion to increase or decrease these percentages, recognizing that circumstances surrounding annual LTI grants will change from year to year.

Fiscal 2017 Grants Under LTI Plan. Under the LTI Plan for fiscal 2017, the Committee recommended and the Board approved equity awards consisting of a combination of time-vested restricted stock units and performance shares. The percentages for the time-vested RSUs and performance shares were set at 40% and 60%, respectively, of each participant’s LTI Target Opportunity. Due to the limited number of shares available under the 2006 Plan, the awards for fiscal 2017 were reduced to 95% of the LTI Target Opportunities authorized under the LTI Plan. Awards were made to participating Executives that were employed by the Company on April 1, 2016.

Time-Vested Restricted Stock Units. The Committee recommended, and the Board approved, grants of time-vested RSUs determined by dividing the RSU amount set forth in the table below by the closing price of our Common Stock as of April 1, 2016 (the date of grant).

Name of Executive	RSU Amount	Number of RSUs
Michael J. Caliel	$501,600	71,250
J. Michael Anderson	$152,000	21,591
Steven F. Crooke	$152,000	21,591
Kevin Maher	$85,500	12,145
Larry Purlee	$60,192	8,550

Each RSU grant vests and is payable on the third anniversary of the grant date, or, if earlier, upon the participant’s retirement from the Company, which can occur only if the participant is age 60 and has been employed with the Company for at least five years. The participant is required to hold and not sell any shares issued in connection with the settlement of a vested RSU until the participant’s separation from the Company. See “Executive Compensation and Other Information—Potential Payments Upon Change of Control, Retirement, Death or Disability” below for descriptions of the amounts Executives may receive upon a change in control, retirement, death or disability.

Performance Shares. The Committee also recommended, and the Board approved, grants of performance shares of Company Common Stock determined by dividing the Performance Share amount set forth in the table below by the value of such shares determined by the Company’s performance share valuation method as of April 1, 2016 (the date of grant).

Name of Executive	Performance Share Amount	Number of Performance Shares
Michael J. Caliel	$752,400	160,085
Michael Anderson	$228,000	48,511
Steven F. Crooke	$228,000	48,511
Kevin Maher	$128,250	27,287
Larry Purlee	$90,288	19,210

Layne Christensen Company	27

COMPENSATION DISCUSSION AND ANALYSIS

If the trailing average closing price of the Company’s Common Stock during any 30 consecutive trading-day period is at or above any of the following stock price goals during the period commencing on April 1, 2016 and ending on April 1, 2019, then the performance shares will vest as follows: 33% will vest if at or above $10.56 per share; 67% will vest if at or above $12.32 per share and 100% will vest if at or above $14.08 per share. See “Executive Compensation and Other Information—Potential Payments Upon Change of Control, Retirement, Death or Disability” below for descriptions of the amounts Executives may receive upon a change in control, retirement, death or disability.

ROLE OF COMPENSATION CONSULTANTS

To assist in carrying out its responsibilities, the Committee has from time to time retained independent consultants to provide advice on executive compensation and to perform specific tasks as requested by the Committee. Any consultant retained by the Committee reports directly to the Committee. On an annual basis, the Committee reviews and assesses the independence and performance of any consultant then engaged in order to confirm that the consultant is independent, free of any potential conflicts and meets all applicable regulatory requirements.

For most of fiscal 2017, the Committee engaged the independent compensation consulting firm of Frederic W. Cook & Co. (“F.W. Cook”) on a limited basis to assist with specific situations, including a review of the Company’s compensation peer group. The Compensation Committee assessed the independence of F.W. Cook pursuant to applicable SEC rules and concluded that no conflict of interests existed preventing F.W. Cook from independently advising the Compensation Committee. The Committee did not retain F.W. Cook to perform an in-depth market analysis for fiscal 2017. Instead, the Committee relied on the most recent market analysis prepared by F.W. Cook four years ago and the market analysis prepared by F.W. Cook for the Chief Executive Officer and Chief Financial Officer in connection with the hiring of Mr. Caliel in fiscal 2015 and Mr. Anderson in fiscal 2016. The Committee determined that it was not necessary to update the market analysis given the absence of significant increases in base salaries and lack of significant changes to the compensation program.

In addition, F.W. Cook provided advice to the Committee in connection with a review of the compensation program for the Company’s independent directors.

In late fiscal 2017, the Compensation Committee engaged Meridian Compensation Partners, LLC (“Meridian”) as its new independent compensation consultant. Meridian provided an objective perspective as to the reasonableness of our executive compensation programs and practices and their effectiveness in supporting our strategic and compensation objectives. Meridian advised the Compensation Committee with respect to compensation trends and best practices, incentive plan design, competitive pay levels, proxy disclosure, and individual pay decisions with respect to our Executives. The Compensation Committee has assessed the independence of Meridian pursuant to applicable SEC rules and concluded that no conflict of interests exists that would prevent Meridian from independently advising the Compensation Committee.

BENCHMARKING DATA

From time to time, the Committee directs its consultant to review the base salary and short- and long-term incentive levels of our Executives. In connection with these reviews, the Committee’s consultant analyzes and matches the position and responsibilities of each Executive to proxy statement data from a peer group of companies in order to ensure that our compensation programs are market-based.

Peer groups require periodic review to ensure that the peers continue to provide an appropriate benchmark for executive pay and company performance. At the beginning of fiscal 2014, based on the recommendation of F.W. Cook, the Committee selected a peer group of companies based on similar industry classifications, organizational scope and size, financial metrics and comparable business operations. The Committee believed that the peer group consisted of those companies for which executive compensation information was publicly available that was most comparable to the Company’s various businesses. The Committee also used general industry survey data for benchmarking purposes.

At the beginning of fiscal 2017, the Committee requested F.W. Cook to undertake a review of the Company’s peer group due to changes in the Company’s business strategy and recent divestitures. As part of its review, F.W. Cook noted that creating a representative peer group for the Company was difficult because several of the Company’s direct competitors are principally either privately held and/or incorporated in foreign jurisdictions that do not require public disclosure of executive compensation. Also, the uniqueness of the Company’s businesses results in a large number of companies in the peer group that are only tangentially related to the Company or focused only on one of the Company’s lines of business. As a result, F.W. Cook recommended that the Committee should rely more on general industry survey data. The Compensation Committee adopted F.W. Cook’s recommendation to rely on general industry survey data and for fiscal 2017 did not utilize a peer group for executive compensation purposes.

28	2017 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

ROLE OF EXECUTIVE OFFICERS

Michael J. Caliel, our Chief Executive Officer, regularly attended meetings of the Committee during fiscal 2017 but was not a member of the Committee and did not vote on Committee matters. Mr. Caliel was not present for certain portions of Committee meetings, such as when the Committee held executive sessions or discussed CEO compensation.

In early fiscal 2017, Mr. Caliel submitted compensation recommendations to the Committee for each of the Executives (other than himself). In March 2018, Mr. Caliel also recommended to the Committee the amount of STI Plan bonuses to be paid to each of the Executives (other than himself) for fiscal 2017.

BENEFITS

Our Executives who meet minimum service requirements are entitled to receive medical, dental, life and short-term and long-term disability insurance benefits and may participate in a capital accumulation plan, as described below. Such benefits are provided equally to all Company employees, other than where benefits are provided pro-rata based on the respective Executive’s salary (such as the level of disability insurance coverage).

Capital Accumulation Plan

Each of the Company’s executive officers, including the Executives, and substantially all other employees of the Company are eligible to participate in the Capital Accumulation Plan. The Capital Accumulation Plan is a defined contribution plan qualified under Section 401, including Section 401(k), of the Internal Revenue Code of 1986, as amended.

The Capital Accumulation Plan provides for two methods of Company contributions: (i) a Company matching contribution tied to and contingent upon participant deferrals and (ii) a Company profit sharing contribution that is not contingent upon participant deferrals. The amount, if any, of Company paid contributions, both matching and profit sharing, for each fiscal year under the Capital Accumulation Plan is determined by the Board of Directors in its discretion. Each eligible employee meeting certain service requirements and electing to defer a portion of his or her compensation under the Capital Accumulation Plan participates in the Company’s matching contribution program pursuant to a formula as designated by the Board of Directors.

Currently, the Company makes a matching contribution that is equal to 100% of a participant’s salary deferrals that do not exceed 3% of the participant’s compensation plus 50% of a participant’s salary deferrals between 3% and 5% of the participant’s compensation. This form of matching contribution qualifies as what is known as a “safe harbor” matching contribution under the Employee Retirement Income Security Act of 1974. In addition, each eligible employee meeting certain service requirements participates in Company profit sharing contributions to the Capital Accumulation Plan in the proportion his or her eligible compensation bears to the aggregate compensation of the group participating in the Capital Accumulation Plan. At the option of the Board of Directors, all or any portion of Company contributions to this plan may be made in the Company’s Common Stock. Furthermore, each participant can voluntarily contribute, on a pre-tax basis, a portion of his or her compensation (which cannot exceed $18,000 for participants who are 49 or younger, or $24,000 for participants who are 50 or older, for the calendar year 2016) under the Capital Accumulation Plan. A participant’s account will be placed in a trust and invested at the participant’s direction in any one or more of a number of available investment options. Each participant may receive the funds in his or her Capital Accumulation Plan account upon termination of employment.

For services rendered in fiscal 2017, total Company contributions under the Capital Accumulation Plan were as follows:

Name of Executive	Company Contributions under the Capital Accumulation Plan
Michael J. Caliel	$10,600
Michael Anderson	$10,600
Steven F. Crooke	$10,600
Kevin Maher	$10,707
Larry Purlee	$10,600

Layne Christensen Company	29

COMPENSATION DISCUSSION AND ANALYSIS

Deferred Compensation

The Company’s Key Management Deferred Compensation Plan was designed to provide additional retirement benefits and income tax deferral opportunities for a select group of management and highly compensated employees. The plan allows such key executives, including the Executives, to defer the receipt of up to 50% of base salary and 100% of performance-based awards. The Company may match contributions to this plan in an amount determined annually by the Committee, generally based on recommendations from Company management. Currently, the Company is not making a matching contribution under the plan. In addition, the Company may make contributions on a discretionary basis.

Company contributions to the plan are subject to a five-year vesting schedule, with 50% of all such contributions becoming vested after three years of completed plan participation and 100% of all such contributions becoming vested after five years of completed plan participation or upon a participant turning 60 years of age. However, Company contributions become fully vested if a participant is involuntarily terminated by the Company within one year after a change of control of the Company. If a plan participant is not employed by the Company as of the last day of the plan year other than by reason of his or her retirement, death or disability, the Company contributions, if any, for such plan year shall be zero. In the event of an Executive’s retirement, disability or death, he or she is credited with the Company contribution, if any, for such plan year.

The deferred compensation plan is a nonqualified and unfunded plan, and participants have only an unsecured promise from the Company to pay the amounts when they become due from the general assets of the Company. The Committee offers this benefit to provide Executives with an opportunity to save, on a tax-deferred basis, amounts in addition to what they can save under the Company’s qualified retirement plans for retirement or future dates. The Committee believes this plan is important as a retention and recruitment tool because most of the companies with which the Company competes for executive talent provide a deferral plan for their executives.

PERQUISITES

The Company believes its executive compensation program described above is generally sufficient for attracting talented executives and that providing other significant perquisites is generally neither necessary nor in the stockholders’ best interests. No Executives received perquisites with a value in the aggregate in excess of $10,000 during fiscal 2017.

CLAWBACK POLICY

The Board has adopted a policy that gives the Board, or if designated by the Board, the Committee, the ability to recoup cash and equity-based incentive compensation due to misconduct resulting in the Company’s material noncompliance with any financial reporting requirement under the securities laws. For purposes of the clawback policy, incentive compensation does not include compensation, in any form, for which vesting, payment, delivery, or exercisability is not based on goal or performance achievement. The Board, or the Committee, has discretion to seek recovery of any amount that it determines was received by any Executive during the three-year period preceding the date on which the Company is required to prepare an accounting restatement; other than payments of amounts that were earned and deferred by the Executive more than three years prior to such date.

STOCK OWNERSHIP GUIDELINES

The Company has stock ownership guidelines for certain executive officers as follows:

CEO	3x base salary

CFO	equal to base salary

General Counsel	equal to base salary

Executive officers subject to these guidelines are required to achieve the applicable ownership level within five years of the later of the effective date of the policy (April 15, 2015) or the date an individual becomes subject to the stock ownership guidelines. If an individual becomes subject to a greater ownership amount for any reason (e.g., due to promotion or increase in base salary), the individual is expected to meet the higher ownership amount within the later of the original period of becoming subject to the stock ownership guidelines or five years from the effective date of the increased requirement.

30	2017 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

HEDGING POLICIES

We do not have a policy with respect to hedging the economic risks of stock ownership. However, our policy statement regarding Securities Trading and Handling of Nonpublic Information prohibits our executive officers and directors from engaging in certain types of hedging activity, such as short sales or buying or selling put or call options of any of our securities.

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company conducts an advisory vote on executive compensation each year at its annual meeting. While the votes are not binding on the Company, its Board, or the Committee, the Committee believes that an annual advisory vote on executive compensation offers stockholders the opportunity to express their views regarding the Company’s compensation program and the Committee’s decisions on executive compensation. The Board and the Committee value the opinions of stockholders and each year the Committee closely examines stockholders’ concerns and evaluates whether any actions are necessary to address those concerns.

At last year’s annual meeting, approximately 82% of the votes cast “for” and “against” the advisory vote on executive compensation were voted “for” the Company’s named executive officer compensation as disclosed in the proxy statement. The board believes the percentage of votes cast “for” the Company’s named executive officer compensation reflects the Committee’s continued focus on ensuring that the total short- and long-term incentive compensation for the Company’s executive officers is linked to the Company’s performance as discussed elsewhere in this Proxy Statement.

TAX AND ACCOUNTING TREATMENT OF COMPENSATION

Deductibility of Compensation

The Committee has taken, and it intends to continue to take, reasonable steps necessary to assure the Company’s ability to deduct for federal income tax purposes compensation provided to senior executives. However, such steps may not always be practical or consistent with the Committee’s compensation objectives. Given that the earnings limit for deductibility has remained fixed since 1993, and the value of some compensation elements cannot be determined until year-end, there are circumstances in which some executive compensation may not meet tax deductibility requirements. The Company can deduct all of the compensation shown in the Summary Compensation Table for fiscal 2017, excluding the value of time-vesting RSUs, which are subject to taxation in a later period.

Nonqualified Deferred Compensation

Certain of the Company’s nonqualified compensation and benefits arrangements, incentive programs and corporate practices (such as severance, relocation and expense reimbursements) are considered nonqualified deferred compensation and subject to Section 409A of the Internal Revenue Code of 1986, as amended, and the related regulations. In general, Section 409A restricts the timing and manner of payment (as well as the timing of participant elections) under these types of taxable compensation programs. The Company’s arrangements, programs and practices comply with these statutory and regulatory provisions.

Accounting for Stock-Based Compensation

The Company accounts for stock-based compensation in accordance with the requirements of ASC Topic 718, which requires the Company to expense the estimated value of certain stock-based compensation.

Layne Christensen Company	31

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this Proxy Statement beginning at page 21.

Based on the review and discussion with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement for the Company’s 2017 Annual Meeting of Stockholders and be incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2017.

Respectfully submitted by the members of the Compensation Committee of the Board of Directors:

John T. Nesser III, Chairman	David A.B. Brown	Robert R. Gilmore

J. Samuel Butler	Nelson Obus	Alan Krusi

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation Committee are set forth in the preceding section. During the most recent fiscal year, no Layne Christensen executive officer served as (i) a member of the compensation committee (or equivalent), or the board of directors, of another entity, one of whose executive officers served on the Company’s Compensation Committee or (ii) a member of the compensation committee (or equivalent) of another entity, one of whose executive officers served as a director of the Company.

32	2017 Proxy Statement

EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE COMPENSATION

The following table sets forth for the fiscal years ended January 31, 2017, 2016 and 2015, respectively, the compensation of the Company’s named executive officers:

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary (3) ($)	Bonus (4) ($)	Stock Awards (5) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Compensation ($)	All Other Compensation (6) ($)	Total ($)
Michael J. Caliel (1)	2017	$660,000	—	$1,254,000	—	$237,000	—	$15,670	$2,166,670
President, Chief	2016	660,000	$198,000	1,320,002	—	132,000	—	17,848	$2,327,850
Executive Officer	2015	53,308	54,247	499,997	499,999	—	—	—	$1,107,551
and Director
J. Michael Anderson (2)	2017	400,000	—	380,000	—	108,000	—	13,636	$901,636
Chief Financial Officer	2016	215,385	160,274	399,997	38,200	—	—	7,095	$820,951
and Senior Vice
President
Steven F. Crooke	2017	400,000	—	380,000	—	86,400	—	14,775	$881,175
Senior Vice President-	2016	400,000	72,000	399,999	—	48,000	—	13,321	$933,320
Chief Administrative	2015	368,058	—	253,584	158,775	—	—	13,611	$794,028
Officer and General
Counsel
Larry Purlee	2017	264,000	—	150,480	—	200,000	—	15,130	$629,610
President of Inliner	2016	262,875	—	154,502	—	168,538	—	14,192	$600,107
	2015	257,500	—	253,418	46,348	130,398	—	16,278	$703,942
Kevin Maher	2017	300,000	—	213,750	—	64,800	—	14,110	$592,660
Senior Vice President of
Water & Mineral Services

(1)	All amounts reported for Mr. Caliel for fiscal 2015 reflect the portion of the year that he was employed by the Company. Mr. Caliel’s employment commenced on January 2, 2015.

(2)	All amounts reported for Mr. Anderson for fiscal 2016 reflect the portion of each year that he was employed by the Company. Mr. Anderson’s employment commenced on July 20, 2016.

(3)	Reflects salary earned for fiscal 2017, fiscal 2016 and fiscal 2015, respectively. There were no salary deferrals in fiscal 2017.

(4)	A portion of the incentive compensation paid to Messrs. Caliel and Crooke with respect to fiscal 2016 is reported in the “Bonus” column rather than the “Non-Equity Incentive Plan Compensation” column since the Company did not meet the financial performance goals set for those named executive officers under the Executive Incentive Compensation Plan. However, the Compensation Committee recommended, and the Board approved, discretionary bonuses for those named executive officers for fiscal 2016 to recognize their efforts to improve the Company’s liquidity, make cost reductions and improvements in safety. Also includes a prorated bonus for fiscal 2016 for Mr. Anderson under the STI Plan of $160,274 (based on the number of days worked during fiscal 2016, a target incentive equal to 75% of base salary and assuming a 100% of target level of achievement for fiscal 2016). This bonus is reported in the “Bonus” column rather than the “Non-Equity Incentive Plan Compensation” column since this amount was guaranteed to Mr. Anderson. For fiscal 2015, includes a prorated bonus for Mr. Caliel under the STI Plan of $54,247 (based on the number of days worked during fiscal 2015, a target incentive opportunity equal to 100% of base salary and assuming a 100% of target level of achievement for fiscal 2015). This bonus is reported in the “Bonus” column rather than the “Non-Equity Incentive Plan Compensation” column since this amount was guaranteed to Mr. Caliel.

(5)	Amounts reported in the Stock Awards and Option Awards columns represent the aggregate grant date fair value of such awards, computed in accordance with ASC Topic 718. Pursuant to Securities and Exchange Commission rules, the amounts shown for the fiscal 2017, fiscal 2016 and fiscal 2015 Stock Awards report the value at the grant date based upon the probable outcome of the performance conditions that

Layne Christensen Company	33

EXECUTIVE COMPENSATION AND OTHER INFORMATION

affect the vesting of such awards. These amounts do not include an estimate of forfeitures related to any time-based vesting conditions, and assume that the named executive officer will perform the requisite service to vest in the award. For assumptions used in determining these values, refer to Note 13 of the Company’s financial statements in the Company’s Annual Report on Form 10-K for the year ended January 31, 2017, as filed with the Securities and Exchange Commission. For additional information regarding stock awards for the named executive officers, refer to the “Grants of Plan-Based Awards during Fiscal 2017” and “Outstanding Equity Awards at Fiscal Year-End” tables included in this Proxy Statement beginning on page 35.

(6)	Excludes perquisites and other benefits, unless the aggregate amount of such compensation exceeds $10,000. All Other Compensation for fiscal 2017 includes Layne Christensen contributions in the amount of $10,600 for each of Messrs. Caliel, Anderson, Crooke and Purlee, and in the amount of $10,707 for Mr. Maher, which accrued during such fiscal year for the accounts of such named executive officer, under the Company’s Capital Accumulation Plan; the cost of term life insurance paid by the Company for the benefit of Messrs. Caliel, Anderson, Crooke, Purlee and Maher in the amounts of $3,148; $1,036; $1,887; $3,430 and $1,261, respectively, and Company matching contributions to the health savings accounts of Messrs. Caliel, Anderson, Crooke, Purlee and Maher in the amounts of $1,922; $2,000; $2,288; $1,100 and $2,142, respectively.

GRANTS OF PLAN-BASED AWARDS DURING FISCAL 2017

The following table sets forth information with respect to each named executive officer concerning grants during the fiscal year ended January 31, 2017, of awards under both the Company’s equity and non-equity plans.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards (1) ($)
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Michael J. Caliel
STI Opportunity (2)			$488,400	$660,000	$1,320,000
Time RSUs	04/01/16	(3)							71,250	$501,600
Performance shares	04/01/16	(4)				52,828	107,257	160,085		752,400
J. Michael Anderson
STI Opportunity (2)			222,000	300,000	600,000
Time RSUs	04/01/16	(3)							21,591	152,000
Performance RSUs	04/01/16	(4)				16,009	32,502	48,511		228,000
Steven F. Crooke
STI Opportunity (2)			177,600	240,000	480,000
Time RSUs	04/01/16	(3)							21,591	152,000
Performance shares	04/01/16	(4)				16,009	32,502	48,511		228,000
Larry Purlee
STI Opportunity (2)			117,216	158,400	316,800
Time RSUs	04/01/16	(3)							8,550	60,192
Performance shares	04/01/16	(4)				6,339	12,871	19,210		90,288
Kevin Maher
STI Opportunity (2)			122,400	180,000	360,000
Time RSUs	04/01/16	(3)							12,145	85,500
Performance shares	04/01/16	(4)				9,005	18,282	27,287		128,250

(1)	Amounts reported in the Grant Date Fair Value of Stock and Option Awards column represent the aggregate grant date fair value of such awards, computed in accordance with ASC Topic 718. Pursuant to Securities and Exchange Commission rules, the amounts shown for the Stock Awards report the value at the grant date based upon the probable outcome of the performance conditions that affect the vesting of such awards. The amounts shown for the Option Awards do not include an estimate of forfeitures related to time-based vesting conditions, and assume that the named executive officer will perform the requisite service to vest in the award. For assumptions used in determining these values, refer to Note 13 of the Company’s financial statements in the Company’s Annual Report on Form 10-K for the year ended January 31, 2017, as filed with the Securities and Exchange Commission. For additional information regarding stock awards for the named executive officers, refer to the “Summary Compensation” and “Outstanding Equity Awards at Fiscal Year-End” tables included in this Proxy Statement on pages 33 and 35, respectively.

(2)	The amounts reported under the Threshold, Target and Maximum columns in this table are the possible incentive compensation awards calculated in accordance with the provisions set forth in the STI Plan. See “Compensation Discussion and Analysis—Named Executive Officers—Short Term Incentive Plan” for a discussion of the performance goals and award opportunities for fiscal 2017. For fiscal 2017, the bonuses actually paid to the Company’s named executive officers under the STI Plan are reported in the Non-Equity Incentive Plan Compensation column in the Summary Compensation Table.

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(3)	The grant of RSUs reported for this award will vest on the third anniversary of each such award’s grant date, or, if earlier, upon the participant’s retirement from the Company, which can occur only if the participant is age 60 and has been employed with the Company for at least five years. See the discussion in the Compensation Discussion and Analysis under the heading “Named Executive Officers—Equity Compensation (Long-Term Incentive Plan)—Time-Vested Restricted Stock Units” on page 27 of this Proxy Statement for a complete explanation of the vesting of the RSUs reported in this table.

(4)	The grant of performance shares reported under the Threshold, Target and Maximum columns for this award will vest, if at all, in various percentages only if the trailing average closing price of the Company’s Common Stock during any 30 consecutive trading-day period is at or above the certain stock price goals during the period commencing on April 1, 2016 and ending on April 1, 2019. See the discussion in the Compensation Discussion and Analysis under the heading “Named Executive Officers—Equity Compensation (Long-Term Incentive Plan)—Performance Shares” on page 27 of this Proxy Statement for a complete explanation of the vesting of the performance shares reported in this table. The Threshold column reports the number of shares that will vest if a stock price at or above $10.56 per share is achieved during the vesting period, the Target column reports the number of shares that will vest if a stock price at or above $12.32 per share is achieved during the vesting period and the Maximum column reports the number of shares that will vest if a stock price at or above $14.08 per share is achieved during the vesting period.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table lists all outstanding equity awards held by our named executive officers as of January 31, 2017.

	Option Awards								Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($) (6)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market Value or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($) (6)
Michael J. Caliel			109,409	(1)			$10.06	01/02/2025	121,536	$1,267,620	604,285	$6,302,693
J. Michael Anderson			5,000	(2)	5,000	(2)	8.60	07/20/2025	21,591	225,194	110,239	1,149,793
Steven F. Crooke	13,125	(3)					42.26	06/07/2017	42,762	446,008	178,992	1,866,887
	9,826	(3)					35.71	02/05/2018
	21,277	(3)					15.78	02/01/2019
	11,476	(3)					21.99	06/03/2019
	8,569	(3)					27.79	02/19/2020
	9,333	(3)					33.10	02/01/2021
	15,430	(3)					24.32	02/01/2022
	14,977	(3)					21.08	04/01/2023
	9,979	(4)	4,990	(4)			17.19	05/01/2024
	10,000	(5)	5,000	(5)			8.22	12/12/2024
Kevin Maher	6,450	(3)					21.08	04/01/2023	20,643	215,306	78,849	822,395
	4,297	(4)	2,149	(4)			17.19	05/01/2024
Larry Purlee	3,932	(3)					33.10	02/01/2021	16,967	176,966	70,277	732,989
	6,267	(3)					24.32	02/01/2022
	6,388	(3)					21.08	04/01/2023
	4,256	(4)	2,128	(4)			17.19	05/01/2024

(1)	The options vest three years from the January 2, 2015 grant date, which is January 2, 2018.

(2)	For vesting to occur, Mr. Anderson must remain employed until July 20, 2018 and the award performance conditions must be met. The performance conditions are met, if at all, in whole or in part (in 25% increments), based upon achievement of a Common Stock price of $9.37, $10.40, $13.00 and $15.00. The stock price must remain at or above the specified price for at least ten consecutive trading days during the three-year period commencing on July 20, 2015. The stock price has exceeded $10.40 for ten consecutive trading days and therefore, the performance criteria have been met for 50% of the option award.

(3)	The options are fully vested and exercisable.

(4)	The options vest in three annual installments on May 1 of each year. If they have not yet been exercised, the options in the grant were 67% vested and 33% unvested on January 31, 2017.

(5)	The options vest in three annual installments on December 12 of each year. If they have not yet been exercised, the options in the grant were 67% vested and 33% unvested on January 31, 2017.

(6)	The market value of the shares of restricted stock, RSUs and performance shares, either earned or unearned, that have not vested was calculated by multiplying $10.43, which was the closing market price of the Company’s Common Stock on January 31, 2017, by the number of unvested shares.

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EXECUTIVE COMPENSATION AND OTHER INFORMATION

OPTION EXERCISES AND STOCK VESTED

The following table sets forth information with respect to each named executive officer concerning the exercise of options and the vesting of stock during the fiscal year ended January 31, 2017.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)
Michael J. Caliel	—	—	—	—
J. Michael Anderson	—	—	—	—
Steven F. Crooke	—	—	—	—
Kevin Maher	—	—	—	—
Larry Purlee	—	—	—	—

NONQUALIFIED DEFERRED COMPENSATION

The following table sets forth the contributions made by our named executive officers and the earnings accrued on all such contributions under our Key Management Deferred Compensation Plan during the fiscal year ended January 31, 2017.

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings (Losses) in Last Fiscal Year (1) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)
Michael J. Caliel	—	—	—	—	—
J. Michael Anderson	—	—	—	—	—
Steven F. Crooke	—	—	$32	—	$206,006
Kevin Maher	—	—	1,182	—	9,409
Larry Purlee	—	—	34,947	—	206,701

(1)	The earnings reported in this column are not included in the Summary Compensation Table as they are not above-market or preferential.

POTENTIAL PAYMENTS UPON CHANGE OF CONTROL, RETIREMENT, DEATH OR DISABILITY

The following section describes the benefits that may become payable to certain Executives in connection with a termination of their employment with the Company or a change in control of the Company under arrangements in effect on January 31, 2017.

Executive Severance Agreements

The Company has entered into severance agreements with Messrs. Caliel, Anderson, Crooke and Maher. The severance agreements subject these Executives to certain restrictive covenants including covenants not to compete, confidentiality and non-solicitation of Company employees, which run during the term of the severance agreement. If an Executive fails to comply with these covenants (subject to a notice and right to cure period), the Company will not have the obligation to pay the severance benefits described in this section to the terminated Executive. The severance agreements also contain covenants not to compete and non-solicitation provisions that apply for 24 months after termination with respect to Messrs. Caliel, Anderson and Crooke and for 12 months after termination with respect to Mr. Maher.

The severance agreements with Messrs. Caliel, Anderson, Crooke and Maher generally provide:

●

If before a change of control or after a two-year period following a change of control with respect to Messrs. Caliel, Anderson, a three-year period following a change of control with respect to Mr. Crooke and a one-year period following a change of control with respect to Mr. Maher, the Company terminates the Executive’s employment without “cause” or if the Company constructively terminates such Executive’s employment (i.e., the Executive leaves for “good reason”), the Executive is entitled to receive severance benefits that include:

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●

With respect to Messrs. Caliel and Anderson: (i) 24 months of continued base salary paid in a lump sum, (ii) continued vesting of service-based equity awards and a continued right to exercise outstanding stock options during this 24-month severance period, (iii) for any performance-based equity award that is exercisable, payable or becomes vested only if the applicable performance-based criteria is satisfied, such performance-based award will become exercisable, payable or become vested at the time of and only if the underlying performance criteria is satisfied; provided, that if the performance period ends after the severance period, only a pro rata portion of the award shall become exercisable, payable or become vested, (iv) for any performance-based stock options that become exercisable after the end of the 24-month severance period, such stock options will remain exercisable until the earlier of the original expiration date of the option or 90 days after the end of the 24-month severance period, (v) a lump-sum payment equal to 24 times the present monthly amount of Layne Christensen’s total premium cost to cover Mr. Caliel or Mr. Anderson, as applicable, under Layne Christensen’s health, vision and dental plans, as well as the cost of coverage of any of his eligible dependents enrolled as of the date of his termination; and (vi) payment of a pro-rata portion of any annual incentive bonus Mr. Caliel or Mr. Anderson was eligible to receive during the year of Mr. Caliel’s or Mr. Anderson’s termination assuming performance was achieved at 100% of target.

●

With respect to Mr. Crooke: (i) 24 months of continued base salary paid in accordance with regular payroll practices, (ii) continued vesting of service-based equity awards and a continued right to exercise outstanding stock options during this 24-month severance period, (iii) for any performance-based equity award that is exercisable, payable or becomes vested only if the applicable performance-based criteria is satisfied, such performance-based award will become exercisable, payable or become vested at the time of and only if the underlying performance criteria is satisfied, (iv) for any performance-based stock options that become exercisable after the end of the 24-month severance period, such stock options will remain exercisable until the earlier of the original expiration date of the option or 90 days after the end of the 24-month severance period, (v) with respect to Mr. Crooke, continued participation in the Company’s welfare benefit plans (or comparable arrangements) throughout the 24-month severance period; and (vi) payment of any applicable COBRA premiums.

●

With respect to Mr. Maher: (i) 12 months of continued base salary paid in a lump sum, (ii) continued vesting of service-based equity awards and a continued right to exercise outstanding stock options during this 12-month severance period, (iii) for any performance-based equity award that is exercisable, payable or becomes vested only if the applicable performance-based criteria is satisfied, such performance-based award will become exercisable, payable or become vested at the time of and only if the underlying performance criteria is satisfied; provided, that if the performance period ends after the severance period, only a pro rata portion of the award shall become exercisable, payable or become vested, (iv) for any performance-based stock options that become exercisable after the end of the 12-month severance period, such stock options will remain exercisable until the earlier of the original expiration date of the option or 90 days after the end of the 12-month severance period, and (v) a lump-sum payment equal to 12 times the present monthly amount of Layne Christensen’s total premium cost to cover Mr. Maher, as applicable, under Layne Christensen’s health, vision and dental plans, as well as the cost of coverage of any of his eligible dependents enrolled as of the date of his termination.

●

Following a change of control of the Company and for a three-year period following the change of control with respect to Mr. Crooke, a two-year period following the change of control with respect to Messrs. Caliel and Anderson and a one-year period following the change of control with respect to Mr. Maher, the Company or its successor is obligated to both (i) continue to employ the Executive in a substantially similar position (at an equal or greater base salary as before the change of control) and (ii) provide the Executive with certain welfare benefits and bonus compensation opportunities similar to those of other similarly situated employees. Upon a change of control, all of Messrs. Caliel’s and Crooke’s outstanding equity awards become immediately vested, exercisable or payable, as the case may be. If Mr. Anderson’s employment is terminated by Layne Christensen without cause or by Mr. Anderson for good reason during the two-year period following a change of control of Layne Christensen, all of Mr. Anderson’s outstanding equity awards become immediately vested, exercisable or payable, as the case may be. If Mr. Maher’s employment is terminated by Layne Christensen without cause or by Mr. Maher for good reason during the one-year period following a change of control of Layne Christensen, all of Mr. Maher’s outstanding equity awards become immediately vested, exercisable or payable, as the case may be.

●

If Mr. Caliel’s or Mr. Anderson’s employment is terminated by Layne Christensen without cause or by Mr. Caliel or Mr. Anderson for good reason during the two-year period following a change of control of Layne Christensen, Mr. Caliel or Mr. Anderson, as applicable, is entitled to (i) payment of any accrued but unpaid base salary and payment of any benefits as required by the terms of any employee benefit plan or

Layne Christensen Company	37

EXECUTIVE COMPENSATION AND OTHER INFORMATION

program of Layne Christensen, (ii) a lump-sum severance payment equal to two times his base salary, (iii) a lump-sum severance payment equal to two times the amount of his annual incentive bonus for the year in which his termination occurred assuming performance was achieved at 100% of target and (iv) a lump-sum payment equal to 24 times the present monthly amount of Layne Christensen’s total premium cost to cover Mr. Caliel or Mr. Anderson under Layne Christensen’s health, vision and dental plans, as well as the cost of coverage of any of his eligible dependents enrolled as of the date of his termination.

●

If Mr. Crooke’s employment is terminated by the Company or is constructively terminated (i.e., Mr. Crooke leaves for “good reason”) during the three-year period following a change of control of the Company, he is entitled to: (i) a special lump-sum severance payment equal to the present value of the remaining base salary he would receive if he remained an employee until the later of the end of the third anniversary of the change of control or the second anniversary of his termination date; and (ii) coverage under all employee benefit plans (other than the Company’s 401(k) retirement plan) that covered him prior to termination until the later of the end of the third anniversary of the change of control or the second anniversary of his termination date. Mr. Crooke is additionally entitled to, with respect to any payments made pursuant to the severance agreement that are subject to the Internal Revenue Code’s penalty tax provisions for excessive “golden parachute payments”, reimbursement by the Company (on an after-tax basis) for the amount of any such penalty tax.

●

If Mr. Maher’s employment is terminated by Layne Christensen without cause or by Mr. Maher for good reason during the one-year period following a change of control of Layne Christensen, Mr. Maher is entitled to (i) payment of any accrued but unpaid base salary and payment of any benefits as required by the terms of any employee benefit plan or program of Layne Christensen, (ii) a lump-sum severance payment equal to one times his base salary and (iii) a lump-sum payment equal to 12 times the present monthly amount of Layne Christensen’s total premium cost to cover Mr. Maher under Layne Christensen’s health, vision and dental plans, as well as the cost of coverage of any of his eligible dependents enrolled as of the date of his termination.

●

If the Executive’s employment is terminated due to death, the Executive’s estate or his beneficiaries will be entitled to receive (i) immediate acceleration of the vesting of the Executive’s service-based equity awards and the right to exercise the service-based stock options until the earlier of the original expiration date of the options or 12 months after the Executive’s date of death, (ii) for any performance-based equity award that is exercisable, payable or becomes vested only if the applicable performance-based criteria is satisfied, such performance-based award will become exercisable, payable or become vested at the time of and only if the underlying performance criteria is satisfied, (iii) for any performance-based stock option that becomes exercisable due to the satisfaction of the underlying performance criteria, the continued right to exercise the option until the earlier of (a) with respect to Mr. Crooke, the option’s original expiration date or 12 months after the Executive’s date of death and (b) with respect to Messrs. Caliel, Anderson and Maher, the option’s original expiration date or the later of 12 months after the option first becomes exercisable or 12 months after the Executive’s date of death, and (iv) with respect to Messrs. Caliel, Anderson and Maher, payment of a pro-rata portion of any annual incentive bonus he was eligible to receive during the year of his death, to the extent the underlying performance criteria were met.

●

If the Executive’s employment is terminated due to disability, the Executive will be entitled to (i) payment of a lump sum disability benefit equal to 12 months’ base salary, (ii) immediate acceleration of the vesting of his service-based equity awards and a continuation of his right to exercise any service-based stock options for a period of 12 months after the termination, (iii) for any performance-based equity award that is exercisable, payable or becomes vested only if the applicable performance-based criteria is satisfied, such performance-based award will become exercisable, payable or become vested at the time of and only if the underlying performance criteria is satisfied, (iv) for any performance-based stock options that have become exercisable due to the satisfaction of the underlying performance criteria, the continued right to exercise the options until the earlier of (a) with respect to Mr. Crooke, the option’s original expiration date or 12 months after the Executive’s termination due to disability and (b) with respect to Messrs. Caliel, Anderson and Maher, the option’s original expiration date or the later of 12 months after the option first becomes exercisable or 12 months after the Executive’s date of disability, and (v) with respect to Messrs. Caliel, Anderson and Maher, payment of a pro-rata portion of any annual incentive bonus he was eligible to receive during the year his employment was terminated, to the extent the underlying performance criteria were met.

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Equity Award Agreements

The Executives are parties to restricted stock award, RSU award, stock option award, performance share and cash incentive award agreements made pursuant to the Company’s 2006 Equity Incentive Plan. The award agreements and the 2006 Equity Incentive Plan provide in varying degrees, as described in greater detail below, for acceleration of the vesting of the awards in connection with a change of control, the Executive’s retirement and the Executive’s death or disability.

Prior to May 31, 2017, the 2006 Equity Incentive Plan provided that, unless otherwise specified in an award agreement or other agreement approved by Layne’s Compensation Committee to which a participant is a party, upon a change of control of the Company each of the Executives’ equity awards will become immediately vested. Under the 2006 Equity Incentive Plan, as amended and restated effective May 31, 2017, unless otherwise specified in an award agreement or other agreement approved by Layne’s Compensation Committee to which a participant is a party, awards will only become vested if a participant’s employment is involuntarily termination (without cause) during the two-year period following a change in control. Under the terms of Mr. Anderson’s severance agreement, the 2006 Equity Incentive Plan’s automatic change of control vesting provisions are not applicable to an equity award held by Mr. Anderson unless otherwise specifically stated in the equity award agreement.

Upon the “retirement” of an Executive, which is defined under the equity award agreements as the Executive’s termination from all employment after attaining the age of 60 after having been employed by the Company or one of its affiliates for five years or more, the award agreements provide for various treatment of the awards. Under the restricted stock and performance share award agreements, the awards vest for the portion of the period during the term of the award in which the Executive was employed by the Company, subject to the satisfaction of the performance criteria specified therein. With respect to the restricted stock award agreements, the range of vesting varies from 0-150%. Under the RSU and option award agreements, the awards are accelerated in full upon the Executive’s retirement.

Upon the death or “disability” of an Executive, the award agreements provide for various treatment of the awards. Under the restricted stock, RSU and option award agreements, the vesting of the awards is accelerated. The restricted stock awards, while vested, become payable only if the performance targets specified are achieved. Under the performance share award agreements, the Executive is entitled to the fraction of the award that would have been payable at the end of the quarter immediately preceding the date on which the Executive ceased to be an employee. The amount of the award is payable at the end of the performance period subject to the achievement of the performance targets and is pro-rated based on the number of quarters during the performance period that the Executive was employed.

Mr. Caliel also received a special inducement grant (i) in the form of cash, which is performance-vesting, (ii) stock options and (iii) RSUs, some units of which are time-vesting and some of which are performance-vesting. These award grants are not governed by the terms of his severance agreement. Mr. Caliel must be employed by the Company on the third anniversary of his start-date for any of the inducement grant to vest. Each inducement award agreement provides for the acceleration of the vesting of the awards, regardless of the achievement of any performance criteria (with respect to the stock option, RSU and cash incentive awards) upon the occurrence of a change of control of the Company. Additionally, each inducement award agreement provides for proportionate vesting or exercisability (with respect to the stock option award) upon the occurrence of a “Qualifying Involuntary Termination” (as defined under Mr. Caliel’s severance agreement) based on the number of days he was employed in the vesting period. If Mr. Caliel’s employment is terminated for any other reason, including his death, “disability”, “Cause” (as defined under his severance agreement) or other voluntary resignation, the award agreements each provide that he forfeits any unvested award amounts.

Mr. Anderson also received a special inducement grant in the form of cash, stock options and RSUs, all of which are performance-vesting. These award grants are not governed by the terms of his severance agreement. Mr. Anderson must be employed by the Company on the third anniversary of his start-date for any of the inducement grant to vest. Each inducement award agreement provides for the acceleration of the vesting of the awards, regardless of the achievement of any performance criteria (with respect to the stock option, RSU and cash incentive awards) upon the occurrence of a change of control of the Company. Additionally, each agreement provides for proportionate vesting or exercisability (with respect to the stock option award) upon the occurrence of a “Qualifying Involuntary Termination” (as defined under Mr. Anderson’s severance agreement) based on the number of days he was employed in the vesting period. If Mr. Anderson’s employment is terminated for any other reason, including his death, “disability”, “Cause” (as defined under his severance agreement) or other voluntary resignation, the award agreements each provide that he forfeits any unvested award amounts.

Layne Christensen Company	39

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Termination Without Cause or Constructive Termination

The following table summarizes the severance benefits due Messrs. Caliel, Anderson, Crooke and Maher under their severance agreements and equity award agreements upon their termination by the Company without cause, or their voluntary termination due to their constructive termination (assuming such termination occurred on January 31, 2017):

Name	Base Salary	Unvested Equity Compensation (1)	Benefits (2)	Annual Incentive Bonus (3)	Total
Michael J. Caliel	$1,320,000	$6,778,501	$48,389	$660,000	$8,806,890
J. Michael Anderson	800,000	1,040,750	47,482	400,000	2,288,232
Steven F. Crooke	800,000	1,877,937	52,905	—	2,730,842
Kevin Maher	300,000	747,831	17,994	—	1,065,825

(1)	Represents value of unvested awards at January 31, 2017 that would become vested in the 24-month period following January 31, 2017. Stock options are valued based on the positive difference, if any, between the closing stock price of the Company’s Common Stock on January 31, 2017 and the exercise price for such options. With respect to performance shares granted on May 1, 2014, the Company determined that as of January 31, 2017 there was a 100% likelihood that the Company will achieve the performance conditions associated with such shares. With respect to performance shares granted on April 10, 2015, the Company has determined that as of January 31, 2017 there was a 100% likelihood that the Company will achieve the performance conditions associated with such shares. With respect to performance shares granted on April 1, 2016, the Company has determined that as of January 31, 2017 there was a 100% likelihood that the Company will achieve the performance conditions associated with such shares. Accordingly, shares of performance-vesting restricted stock have been assigned a value that is 100% of the value of the closing stock price of the Company’s Common Stock on January 31, 2017 for each of the 2014, 2015 and 2016 grants of performance-vesting restricted stock.

(2)	Assumes the executive earns the maximum Company match with respect to his health savings account for each year during the 24-month period.

(3)	Assumes performance was achieved at 100% of the target.

Death

The following table summarizes the severance benefits due Messrs. Caliel, Anderson, Crooke and Maher upon their death under their severance agreements and equity award agreements and the benefits due Mr. Purlee upon his death under his restricted stock, stock option, RSU and performance share award agreements (in each case assuming their death occurred on January 31, 2017):

Name	Unvested Equity Compensation (1)	Annual Incentive Bonus (2)	Total
Michael J. Caliel	$6,897,393	$660,000	$7,557,393
J. Michael Anderson	749,464	400,000	1,149,464
Steven F. Crooke	2,323,944	—	2,323,944
Larry Purlee	903,800	—	903,800
Kevin Maher	1,031,488	—	1,031,488

(1)	These calculations represent the value of unvested awards at January 31, 2017 that would become vested upon their death. Stock options are valued based on the positive difference, if any, between the closing stock price of the Company’s Common Stock on January 31, 2017 and the exercise price for such options. With respect to performance shares granted on May 1, 2014, the Company has determined there is a 100% likelihood that the Company will achieve the performance conditions associated with such shares. With respect to performance shares granted on April 10, 2015, the Company has determined that there is a 100% likelihood that the Company will achieve the performance conditions associated with such shares. With respect to performance shares granted on April 1, 2016, the Company has determined that there is a 100% likelihood that the Company will achieve the performance conditions associated with such shares. Accordingly, shares of performance-vesting restricted stock or performance shares, respectively, have been assigned a value that is 100% of the value of the closing stock price of the Company’s Common Stock on January 31, 2017 for each of the 2014, 2015 and 2016 grants of performance-vesting restricted stock and performance shares.

(2)	Assumes performance was achieved at 100% of the target.

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Disability

The following table summarizes the severance benefits due Messrs. Caliel, Anderson, Crooke and Maher upon their disability under their severance agreements and equity award agreements and the benefits due Mr. Purlee upon his disability under his restricted stock, stock option, RSU and performance share award agreements (in each case assuming that their disability occurred on January 31, 2017):

Name	Base Salary	Unvested Equity Compensation (1)	Annual Incentive Bonus (2)	Total
Michael J. Caliel	$660,000	$6,897,393	$660,000	$8,217,393
J. Michael Anderson	400,000	749,464	400,000	1,549,464
Steven F. Crooke	400,000	2,323,944	—	2,723,944
Larry Purlee		903,800	—	903,800
Kevin Maher	300,000	1,031,488	—	1,331,488

(1)	These calculations represent the value of unvested awards at January 31, 2017 that would become vested upon disability. Stock options are valued based on the positive difference, if any, between the closing stock price of the Company’s Common Stock on January 31, 2017 and the exercise price for such options. With respect to performance shares granted on May 1, 2014, the Company has determined there is a 100% likelihood that the Company will achieve the performance conditions associated with such shares. With respect to performance shares granted on April 10, 2015, the Company has determined that there is a 100% likelihood that the Company will achieve the performance conditions associated with such shares. With respect to performance shares granted on April 1, 2016, the Company has determined that there is a 100% likelihood that the Company will achieve the performance conditions associated with such shares. Accordingly, shares of performance-vesting restricted stock or performance shares, respectively, have been assigned a value that is 100% of the value of the closing stock price of the Company’s Common Stock on January 31, 2017 for the each of the 2014, 2015 and 2016 grants of performance-vesting restricted stock and performance shares.

(2)	Assumes performance was achieved at 100% of the target.

Retirement

The following table summarizes the severance benefits due Mr. Purlee upon his retirement under his restricted stock, stock option, RSU and performance share award agreements (assuming his retirement occurred on January 31, 2017). Caliel, Anderson, Crooke and Maher are not retirement-eligible under the terms of the 2006 Equity Incentive Plan.

Name	Unvested Equity Compensation (1)
Larry Purlee	$562,526

(1)	These calculations represent the value of unvested awards at January 31, 2017 that would become vested upon retirement. Stock options are valued based on the positive difference, if any, between the closing stock price of the Company’s Common Stock on January 31, 2017 and the exercise price for such options. With respect to performance shares granted on May 1, 2014, the Company determined there was a 100% likelihood that the Company would achieve the performance conditions associated with such shares. With respect to performance shares granted on April 10, 2015, the Company has determined that there is a 100% likelihood that the Company will achieve the performance conditions associated with such shares. With respect to performance shares granted on April 1, 2016, the Company has determined that there is a 100% likelihood that the Company will achieve the performance conditions associated with such shares. Accordingly, shares of performance-vesting restricted stock and performance shares, respectively, have been assigned a value that is 100% of the value of the closing stock price of the Company’s Common Stock on January 31, 2017 for each of the 2014, 2015 and 2016 grants of performance-vesting restricted stock and performance shares.

Layne Christensen Company	41

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Change of Control

The following table summarizes the severance benefits due Messrs. Caliel, Anderson, Crooke and Maher under their severance agreements and equity award agreements and the benefits due Mr. Purlee under his restricted stock, stock option, RSU and performance share award agreements upon a change of control (assuming the change of control occurred on January 31, 2017 and, for Messrs. Caliel, Anderson, Crooke and Maher, the termination by the Company without cause, or their voluntary termination due to their constructive termination, on such date):

Name	Base Salary and Bonus (1)	Unvested Equity Compensation (2)	Benefits (3)	Total
Michael J. Caliel	$2,640,000	$8,610,794	$48,389	$11,299,183
J. Michael Anderson	1,600,000	1,793,287	47,482	3,440,769
Steven F. Crooke	1,073,201	2,323,944	51,422	4,932,171	(4)
Larry Purlee	—	909,955	—	909,955
Kevin Maher	$300,000	1,037,702	17,994	1,355,695

(1)	For Mr. Crooke, this amount represents the present value of three times his base salary as of January 31, 2017, paid out in bi-weekly installments over a three-year period using a discount rate of 7.5%. For Mr. Caliel and Mr. Anderson, this amount represents two times base salary as of January 31, 2017 and two times annual incentive bonus amount (assuming performance goal achievement at the target level) that would have been paid under the Company’s annual incentive bonus plan in a lump sum. Assumes performance was achieved at 100% of the target. For Mr. Maher, this amount represents one times his base salary as of January 31, 2017.

(2)	Represents value of unvested awards at January 31, 2017 that would become vested upon a change of control, regardless of whether the Executive’s employment is terminated, including all awards subject to performance conditions. Stock options are valued based on the positive difference, if any, between the closing price of the Company’s Common Stock on January 31, 2017 and the exercise price for such options.

(3)	Assumes the Executive earns the maximum Company match with respect to his health savings account for each year during the three-year period with respect to Mr. Crooke, two-year period with respect to Messrs. Caliel and Anderson and one-year period with respect to Mr. Maher.

(4)	Assumes Mr. Crooke would receive a Section 280G gross-up payment in the amount of $1,483,604.

Generally, all severance payments under the agreements will begin following the Executive’s termination of employment. However, as is provided for in the Severance Agreements, certain delays in payment timing may occur in order to comply with Section 409A of the Internal Revenue Code.

42	2017 Proxy Statement

OWNERSHIP OF LAYNE CHRISTENSEN COMMON STOCK

The following table sets forth certain information as of February 15, 2017, except as otherwise provided, regarding the beneficial ownership of Layne Christensen Common Stock by each person known to the Board of Directors to own beneficially 5% or more of the Company’s Common Stock, by each director or nominee for director of the Company, by each named executive officer, and by all directors and executive officers of the Company as a group. All information with respect to beneficial ownership has been furnished by the respective directors, officers or 5% or more stockholders, as the case may be.

Name	Amount and Nature of Beneficial Ownership (1)		Percentage of Shares Outstanding (1)
Van Den Berg Management I, Inc. (2)	2,291,067		11.6%
Cetus Capital II, LLC (3)	2,716,303		9.9%
Highbridge Capital Management, LLC (4)	2,649,571		9.9%
Wynnefield Partners Small Cap Value LP (5)	1,781,642		9.0%
Royce & Associates, LLC (6)	1,781,529		9.0%
Rutabaga Capital Management (7)	1,470,268		7.4%
Corre Partners Management, LLC (8)	1,358,212		6.8%
GAMCO Investors, Inc.(9)	1,210,100		6.1%
BlackRock, Inc. (10)	1,209,588		6.1%
Dimensional Fund Advisors LP (11)	1,038,708		5.2%
Michael J. Caliel	12,500	(12)	*
J. Michael Anderson	6,000	(12)	*
Steven F. Crooke	127,850	(12)	*
Larry Purlee	27,989	(12)	*
Kevin Maher	10,747	(12)	*
Nelson Obus	1,839,539	(13)	9.3%
David A.B. Brown	218,558	(14)	1.1%
J. Samuel Butler	75,635	(14)	*
Robert R. Gilmore	45,635	(14)	*
John T. Nesser III	29,279	(14)	*
Alan P. Krusi	32,874	(14)	*
All directors and executive officers as a group (13 persons)	2,429,123	(15)	12.0%

*	Less than 1%

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities and includes shares of Common Stock issuable pursuant to the exercise of stock options exercisable, or the conversion of convertible notes, within 60 days of February 15, 2017. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Percentage ownership calculations are based on 19,804,526 shares of Common Stock outstanding, plus for each beneficial owner either options exercisable, performance shares or performance-based RSUs that may vest, or convertible notes that are convertible, within 60 days of February 15, 2017 by that beneficial owner.

(2)	The ownership reported is based on Amendment No. 2 to Schedule 13G filed with the Securities and Exchange Commission on February 9, 2017 by Van Den Berg Management I, Inc., with a principal business address of 805 Las Cimas Parkway, Suite 430, Austin, TX 78746. Van Den Berg Management I, Inc., an investment adviser, furnishes investment advice to various investment advisory clients. In all cases, persons other than Van Den Berg Management I, Inc. have the right to receive, or the power to direct the receipt of, dividends from, or proceeds from the sale of the shares. The securities reported in the Schedule 13G are owned by Van Den Berg Management I, Inc. and investment advisory clients. To the knowledge of Van Den Berg Management I, Inc., the interest of any one such investment advisory client does not exceed 5% of the class of securities.

(3)	The ownership reported is based on the Schedule 13G filed with the Securities and Exchange Commission on February 13, 2017 jointly by Cetus Capital II, LLC, Cetus Capital III, L.P., Littlejohn Opportunities Master Fund LP and VSS Fund, L.P. (collectively, the “Cetus Funds”), each with a principal business address of 8 Sound Shore Drive, Suite 303, Greenwich, CT 06830. Cetus Capital II, LLC owns 33,490 shares

Layne Christensen Company	43

OWNERSHIP OF LAYNE CHRISTENSEN COMMON STOCK

of Common Stock and may be deemed to beneficially own and has sole voting and dispositive power with respect to 269,759 shares of Common Stock issuable upon conversion of convertible notes of Layne that Cetus Capital II, LLC owns. Cetus Capital III, L.P. owns 704,141 shares of Common Stock and may be deemed to beneficially own and has sole voting and dispositive power with respect to 968,872 shares of Common Stock issuable upon conversion of convertible notes of Layne that Cetus Capital III, L.P. owns. Littlejohn Opportunities Master Fund LP owns 89,929 shares of Common Stock and may be deemed to beneficially own and has sole voting and dispositive power with respect to 269,060 shares of Common Stock issuable upon conversion of convertible notes of Layne that Littlejohn Opportunities Master Fund LP owns. VSS Fund L.P. owns 181,480 shares of Common Stock and may be deemed to beneficially own and has sole voting and dispositive power with respect to 199,572 shares of Common Stock issuable upon conversion of convertible notes of Layne that VSS Fund L.P. owns. However, based upon the terms of the convertible notes, the holders thereof may not convert such securities if on any date, such holder would be deemed the beneficial owner of more than 9.9% of the then outstanding shares of the Common Stock. Based on the number of shares of Common Stock outstanding as of February 15, 2017, the Cetus Funds would not be able to convert all of the convertible notes beneficially owned by the Cetus Funds. Consequently, the “Percentage of Shares Outstanding” listed in the table gives effect to the 9.9% ownership cap.

(4)	The ownership reported is based on Amendment No. 2 to Schedule 13G filed with the Securities and Exchange Commission on February 14, 2017, jointly by Highbridge Capital Management, LLC and Highbridge International LLC, each with a principal business address of 40 West 57th Street, 33rd Floor, New York, New York 10019. The Schedule 13G reports that Highbridge International LLC may be deemed to beneficially own and has shared voting and dispositive power with respect to 2,042,734 shares of Common Stock issuable upon conversion of convertible notes and that Highbridge Capital Management, LLC, as the trading manager of Highbridge International LLC and Highbridge Tactical Credit and Convertibles Master Fund, L.P. and STAR L.P. (a statistical arbitrage strategy)(collectively, the “Funds”) may be deemed to beneficially own and has shared voting and dispositive power with respect to 2,649,571 shares of Common Stock upon conversion of the convertible notes held by the Funds. However, based upon the terms of the convertible notes, the holders thereof may not convert such securities if on any date, such holder would be deemed the beneficial owner of more than 9.9% of the then outstanding shares of the Common Stock. Based on the number of shares of Common Stock outstanding as of February 15, 2017, the Funds would not be able to convert all of the convertible notes beneficially owned by the Funds. Consequently, the “Percentage of Shares Outstanding” listed in the table gives effect to the 9.9% ownership cap.

(5)	The ownership reported is based on Amendment No. 2 to Schedule 13D of Wynnefield Partners Small Cap Value, L.P. (“Partners”), Wynnefield Partners Small Cap Value, L.P. I (“Partners I”), Wynnefield Partners Small Cap Value Offshore Fund, Ltd. (“Offshore Fund”), Wynnefield Capital Management, LLC (“WCM”), Wynnefield Capital, Inc. (“WCI”), Wynnefield Capital, Inc. Profit Sharing Plan (“Profit Sharing Plan”), Nelson Obus (“Obus”) and Joshua Landes (“Landes”) filed with the Securities and Exchange Commission on January 19, 2016. Partners, Partners I, the Offshore Fund, WCM, WCI, the Profit Sharing Plan, Obus and Landes are collectively referred to herein as the “Wynnefield Partners Small Cap Value Funds”. The Schedule 13D reports that as of January 19, 2016, Partners beneficially owned 534,657 shares of the Company’s common stock, Partners I beneficially owned 857,884 shares of the Company’s common stock, the Offshore Fund beneficially owned 308,401 shares of the Company’s common stock, WCM holds an indirect beneficial interest in the 1,392,541 shares held by Partners and Partners I, and the Profit Sharing Plan beneficially owned 80,700 shares of the Company’s common stock, for a total of 1,781,642 shares. WCI holds an indirect beneficial interest in the 308,401 shares held by the Offshore Fund and Obus and Landes, as a result of their various positions with the Wynnefield Partners Small Cap Value Funds, hold an indirect beneficial interest in the 1,781,642 held by the various entities within the Wynnefield Partners Small Cap Value Funds. The business address for the Wynnefield Partners Small Cap Value Funds is 450 Seventh Avenue, Suite 509, New York, New York 10123.

(6)	The ownership reported is based on Amendment No. 4 to Schedule 13G filed with the Securities and Exchange Commission on January 11, 2017, by Royce & Associates, LLC, with a principal business address of 745 Fifth Avenue, New York, NY 10151. Amendment No. 4 to Schedule 13G reports that Royce & Associates, LLC has sole voting and dispositive power with respect to all of the shares it beneficially owns.

(7)	The ownership reported is based on Amendment No. 5 to Schedule 13G filed with the Securities and Exchange Commission on February 15, 2017, by Rutabaga Capital Management, with a principal business address of 64 Broad Street, 3rd Floor, Boston, MA 02109. Amendment No. 5 to Schedule 13G reports that Rutabaga Capital Management has sole voting power with respect to 1,470,268 shares of Common Stock, shared voting power with respect to 352,374 shares of Common Stock and sole dispositive power with respect to all of the shares of Common Stock that it beneficially owns.

(8)	The ownership reported is based on Amendment No. 1 to Schedule 13G filed with the Securities and Exchange Commission on January 31, 2017, jointly by Corre Opportunities Qualified Master Fund, LP, Corre Opportunities II Master Fund LP, Corre Opportunities Fund, LP, Corre Partners Advisors, LLC, Corre Partners Management, LLC, John Barrett and Eric Soderlund (collectively, the “Reporting Persons”), each with a principal business address of 1370 Avenue of the Americas, 29th Floor, New York, New York 10019. Amendment No. 1 to Schedule 13G reports that the Reporting Persons may be deemed to beneficially own and has shared voting and dispositive power with respect to 1,358,212 shares of Common Stock issuable upon conversion of convertible notes held by the Reporting Persons. Based upon the terms of the convertible notes, the holders thereof may not convert such securities if on any date, such holder would be deemed the beneficial owner of more than 9.9% of the then outstanding shares of the Common Stock. Based on the number of shares of Common Stock outstanding as of February 15, 2017, the Funds would be able to convert all of the convertible notes beneficially owned by the Funds. Consequently, the “Percentage of Shares Outstanding” listed in the table gives the percentage that would be owned upon the conversion of all the convertible notes held by the Reporting Persons.

(9)	The ownership reported is based on Form 13F filed with the Securities and Exchange Commission on January 27, 2016 by GAMCO Investors, Inc. (“GBL”), with a principal business address of One Corporate Center, Rye, New York 10580-1435.

(10)	The ownership reported is based on a Schedule 13G filed with the Securities and Exchange Commission on January 30, 2017, by BlackRock, Inc., with a principal business address of 55 East 52nd Street, New York, New York 10022. The Schedule 13G reports that BlackRock, Inc. has sole voting power with respect to 1,197,582 shares of Common Stock and sole dispositive power with respect to all shares of Common Stock that it beneficially owns.

44	2017 Proxy Statement

OWNERSHIP OF LAYNE CHRISTENSEN COMMON STOCK

(11)	The ownership reported is based on Amendment No. 5 to Schedule 13G filed with the Securities and Exchange Commission on February 9, 2017 by Dimensional Fund Advisors LP, with a principal business address of Palisades West, Building One, 6300 Bee Cave Road, Austin, Texas, 78746. Amendment No. 5 to Schedule 13G reports that Dimensional Fund Advisors LP has sole voting power with respect to 1,000,685 shares of Common Stock and sole dispositive power with respect to all of the shares of Common Stock that it beneficially owns. Dimensional Fund Advisors LP, an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. However, all securities reported in the Schedule 13G/A are owned by the Funds. Dimensional disclaims beneficial ownership of such securities. To the knowledge of Dimensional, the interest of any one such Fund does not exceed 5% of the class of securities.

(12)	Includes options for the purchase of 123,992; 20,843 and 10,747 shares of the Company’s Common Stock exercisable within 60 days of February 15, 2017, granted to Messrs. Crooke, Purlee and Maher, respectively.

(13)	Mr. Obus is president of Wynnefield Capital, Inc. and a managing member of Wynnefield Capital Management, LLC. Both companies have indirect beneficial ownership in securities held in the name of Wynnefield Partners Small Cap Value, L.P., Wynnefield Partners Small Cap Value, L.P. I, Wynnefield Small Cap Value Offshore Fund, Ltd., Channel Partnership II, L.P. and the Wynnefield Capital, Inc. Profit Sharing & Money Purchase Plan, which, combined, own 1,781,642 of the indicated shares. Also includes options for the purchase of 39,885 shares of the Company’s Common Stock exercisable within 60 days of February 15, 2017. Also includes 18,012 shares of common stock of the Company held directly by Mr. Obus.

(14)	Includes options for the purchase of 168,345; 64,960; 22,673; 6,444 and 32,874 shares of the Company’s Common Stock exercisable within 60 days of February 15, 2017, granted to Messrs. Brown, Butler, Gilmore, Nesser and Krusi, respectively.

(15)	Includes options for the purchase of 490,763 shares of the Company’s Common Stock exercisable within 60 days of February 15, 2017, granted to all directors and executive officers of the Company as a group.

Layne Christensen Company	45

ADVISORY VOTE ON EXECUTIVE COMPENSATION

ITEM 2	ADVISORY VOTE ON EXECUTIVE COMPENSATION
The Board recommends a vote FOR the approval of the compensation of our named executive officers.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.

As described in detail under the heading “Compensation Discussion and Analysis,” our executive compensation programs are designed to attract and retain top-quality executives, tie annual and long-term equity incentives to achievement of measurable corporate, business unit and individual performance objectives, and align the executives’ incentives with stockholder value creation. The overall compensation program is designed to reward a combination of strong individual performance, strong performance by the Company in meeting its long-term strategic goals and stock price appreciation.

Our compensation package for executive officers consists of a balance of base salary, annual bonuses under our Executive Incentive Compensation Plan, performance-based equity grants and certain employee benefits. To serve the best interests of stockholders, the Compensation Committee follows an executive compensation philosophy that emphasizes performance-based compensation, including stock options and performance-vesting restricted shares. The Compensation Committee periodically reviews our executive compensation practices to ensure they achieve our desired goals.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we will ask our stockholders to approve, on an advisory basis, the following resolution:

RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2017 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and related narrative disclosure.

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. However, our Board of Directors and Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future executive compensation decisions.

The Company’s next say-on-pay vote after the 2017 Annual Meeting of stockholders is expected to occur at the 2018 Annual Meeting of stockholders and each year thereafter if the stockholders approve, on an advisory basis, the recommendation of the Board of Directors in Item 3 of this Proxy Statement that the frequency of say-on-pay votes should be held every year.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE COMPENSATION DISCUSSION AND ANALYSIS, THE COMPENSATION TABLES AND RELATED NARRATIVE DISCLOSURE.

46	2017 Proxy Statement

ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

ITEM 3	ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION
The Board recommends a vote FOR every ONE YEAR.

The Dodd-Frank Act also enables our stockholders to indicate how frequently we should seek an advisory vote on the compensation of our Named Executive Officers. By voting on this proposal, stockholders may indicate whether they would prefer an advisory vote on Named Executive Officer compensation once every one, two or three years.

After careful consideration, the Board of Directors has determined that an advisory vote on executive compensation that occurs every year (annual) is the most appropriate alternative for the Company, and therefore, the Board of Directors recommends that you vote for a one-year interval for the advisory vote on executive compensation.

Stockholders who have concerns about executive compensation during the interval between “say-on-pay” votes are welcome to bring their specific concerns to the attention of the Board of Directors at any time, by mail, telephone or email. Information on how to contact the Board of Directors can be found on page 3 of this Proxy Statement under the heading “Communications with the Board of Directors.”

The proxy card provides stockholders with the opportunity to choose among four advisory options (holding the vote every one, two or three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the Board of Directors’ recommendation. You may cast your advisory vote by choosing the option of one year, two years, three years, or abstaining from voting in response to the resolution set forth below:

RESOLVED, that the option of one year, two years, or three years that receives the vote of the holders of a plurality of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter for this resolution will be determined to be the stockholders’ preferred frequency with which the Company is to hold an advisory vote by stockholders to approve the compensation paid to the Company’s Named Executive Officers, as disclosed in the Company’s proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative disclosure.

The option of one year, two years or three years, if any, that receives the approval by the affirmative vote of the holders of a plurality of the votes cast by the stockholders present in person or represented by proxy at the Annual meeting and entitled to vote on such matter will be the frequency of the vote on the compensation of our Named Executive Officers that has been approved by stockholders on an advisory basis. Although this advisory vote on the frequency of the “say-on-pay” vote is non-binding, the Board of Directors and the Compensation Committee will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE ADVISORY VOTE ON EXECUTIVE COMPENSATION BE CONDUCTED EVERY ONE YEAR.

Layne Christensen Company	47

APPROVAL OF 2006 EQUITY INCENTIVE PLAN, AS AMENDED AND RESTATED

ITEM 4	APPROVAL OF 2006 EQUITY INCENTIVE PLAN, AS AMENDED AND RESTATED
The Board recommends a vote FOR approval.

We believe that equity compensation aligns the interests of management and employees with the interests of other stockholders. The Company adopted the 2006 Equity Incentive Plan (the “2006 Equity Plan”) effective June 8, 2006. The Company last amended and restated the 2006 Equity Plan effective June 6, 2014 (the “2014 Restated Plan”). On April 21, 2017, our Board of Directors adopted an amendment that amended and restated the 2014 Restated Plan effective May 31, 2017 (the “2017 Restated Plan”), subject to the approval of our stockholders. We are asking for stockholder approval of the 2017 Restated Plan.

In addition to requesting stockholder approval of the 2017 Restated Plan, which reserves new shares for issuance, we are also requesting that our stockholders approve the material terms of the performance goals contained in the 2017 Restated Plan in order to allow certain awards to be potentially eligible for exemption from the $1.0 million deduction limit imposed by Section 162(m) of the Internal Revenue Code (the “Code”), as discussed under “Summary of the Material Features of the 2017 Restated Plan – General Terms and Awards - Performance Shares, Bonus Shares, Performance Units and Performance Awards” below. For purposes of Code Section 162(m), the material terms of the performance goals for awards granted under the 2017 Plan include: (i) the employees eligible to receive compensation; (ii) the description of the business criteria on which the performance goals may be based; and (iii) the maximum amount, or the formula used to calculate the maximum amount, of compensation that can be paid to an employee under the arrangement. Each of these aspects is discussed in this Item 4, and stockholder approval of this Item 4 constitutes approval of each of these aspects for purposes of the Code Section 162(m) stockholder approval requirements.

If the stockholders fail to approve the 2017 Restated Plan, the existing plan will continue until the existing share reserve is depleted. Due to the limited number of shares remaining in the Plan’s current share reserve, we believe this will severely limit our ability to motivate and retain experienced and highly qualified executives, key employees and directors. In addition, if the stockholders fail to approve the 2017 Restated Plan, any awards made under the 2014 Restated Plan thereafter may not qualify for the exemption from the limitation on deductible compensation under Section 162(m) of the Code.

STRUCTURE OF THE 2017 RESTATED PLAN

Under this proposal, our stockholders are being asked to approve the 2017 Restated Plan, which includes the following material revisions from the 2014 Restated Plan:

●

Increase Share Reserve: an increase of 600,000 shares in the total number of shares available for all awards under the plan (from the 3,534,500 share limit under the 2014 Restated Plan to a total of 4,134,500 shares under the 2017 Restated Plan);

●

Adjust Share Counting Rules: shares that are withheld by or tendered to the Company in order to pay the exercise price of a stock option or the tax withholding amounts of an option or stock appreciation right and any shares purchased by the Company with the proceeds from the exercise of a stock option will not be available for re-issuance under the 2017 Restated Plan.

48	2017 Proxy Statement

APPROVAL OF 2006 EQUITY INCENTIVE PLAN

●	Impose Annual Limit on Director Awards: a $250,000 annual limit on awards under the 2017 Restated Plan to each non-employee director.
●

Eliminate Single Trigger Change in Control Vesting: the 2017 Restated Plan does not require “single-triggered” vesting upon a change in control and instead provides for default “double-trigger” vesting if an award recipient’s employment is involuntarily terminated during the two-year period following a change in control.

●

Impose Minimum Vesting and Exercise Requirements: awards granted under the 2017 Restated Plan will generally be required to have a minimum vesting or exercise period of 12 months from the award’s date of grant. Five percent of the 2017 Restated Plan’s share reserve pool are exempt from this minimum vesting requirement and the limit does not apply in certain situations such as if a participant dies, becomes disabled, retires, or there is a change in control.

●

Impose Clawback: subjects all awards granted under the 2017 Restated Plan to recoupment or “clawback,” to the extent required by law, regulation or any company policy (including the Company’s current policy);

●	Extend the Plan: the 2017 Restated Plan would extend the duration of the 2006 Equity Plan until 2027; and
●

Prohibit Dividends or Dividend Equivalents on Unvested Awards: the 2017 Restated Plan expressly prohibits, for all award types, the payment of dividends and dividend equivalents before the vesting of the underlying award.

These revisions continue our approach to align the 2006 Equity Plan with the interests of our stockholders and with evolving best practices in equity and incentive compensation.

BACKGROUND ON THE REQUEST FOR ADDITIONAL SHARES

We believe increasing the number of shares available for issuance under the 2014 Restated Plan is necessary to ensure that a sufficient reserve of shares is available for future grants of awards. We also believe that the 2006 Equity Plan is a critical component of our executive compensation program and that our Company’s long-term success is dependent upon our ability to attract, retain and motivate employees of high caliber and potential. By increasing the number of shares authorized under the 2006 Equity Plan, we believe we will have the flexibility to continue to provide equity incentives in the amounts determined to be appropriate by our Board of Directors.

In its determination to recommend that the Board approve the 2017 Restated Plan, the Compensation Committee reviewed an analysis prepared by Meridian Compensation Partners, LLC, its independent compensation consultant, which included an analysis of certain burn rate and overhang metrics, as well future share usage scenarios for the Company. In weighing whether to propose an increase in the number of shares available under the 2014 Restated Plan and how many shares to recommend to the Board of Directors, the Compensation Committee considered many factors, including the following:

●

Compensation Philosophy—As described above in “Compensation Discussion and Analysis,” the Compensation Committee (the “Committee”) views long-term equity awards as a key component of the Company’s executive compensation program, and believes that use of equity awards helps align the interests of management with those of our stockholders, and motivates our executives to make sound business decisions focused on long-term stockholder value creation. In addition, as described above under “Compensation of Directors,” our non-employee directors currently receive a portion of their compensation in the form of equity awards that are granted under the 2014 Restated Plan. The Company has reviewed its anticipated award needs and determined that, based on anticipated future usage rates of shares under its equity plans and the current LTI Plan, the Company may not have sufficient shares available under the 2014 Restated Plan to meet the anticipated current fiscal year equity awards if a share reserve increase is not approved by the Company’s stockholders. Accordingly, the Company has granted some of the annual awards provided for under the LTI Plan for fiscal 2018 such that, if there are not enough shares available under the 2006 Equity Plan, the awards will be settled with cash payments. Due to the 2014 Restated Plan’s mostly depleted share reserve, the Company is unable to make additional off-cycle new hire awards or other grants (other than inducement grants) as may be needed throughout the remainder of the fiscal year. The inability to utilize the Company’s equity plan for the purpose of awarding shares significantly hinders the Company’s ability to manage its human capital needs as, without any shares remaining available for use under the equity plan, the Company is without an essential compensation tool designed to align employee and executive compensation with stockholder interests.

●

Management of Future Share Usage—The Company is committed to prudently managing its use of equity incentives in upcoming years to balance the benefits equity compensation provides to our compensation program with the potential

Layne Christensen Company	49

APPROVAL OF 2006 EQUITY INCENTIVE PLAN

dilution it causes our other stockholders. The Company will manage long-term dilution by carefully monitoring the number of equity awards granted annually, commonly referred to as the “burn rate,” “usage rate” or “run rate.” Burn rate differs from dilution as it does not account for equity awards that have been cancelled and other shares returned to the reserve. In evaluating the proposed share increase for the 2014 Restated Plan, the Committee reviewed the historical usage rate of shares under the 2006 Equity Plan for fiscal 2017, 2016 and 2015.

●

Overhang Percentage—The Committee also considered the percentage that the number of shares currently underlying outstanding awards under the 2014 Restated Plan represents as a percentage of our Common Stock. The Committee reviewed projected overhang percentages as of April 1, 2017 assuming an increase of shares authorized under the 2017 Restated Plan of 600,000 shares. Based on this assumed level of share increase, the fully diluted overhang was 14.13%. If the proposed 600,000 share increase is approved, the 999,626 shares remaining available under the 2017 Restated Plan for future grants (which is calculated by increasing the shares available as of April 1, 2017 by the new shares authorized) would represent 3.97% of the fully diluted Common Stock outstanding as of April 1, 2017. The dilution represented by the 2,557,552 shares potentially issuable under outstanding equity awards as of April 1, 2017 would be 10.16% of the fully diluted Common Stock outstanding as of April 1, 2017. For purposes of this paragraph, the fully diluted Common Stock outstanding as of April 1, 2017 has been computed by assuming the exercise of outstanding stock options and vesting of all restricted stock units and performance shares and excluding any shares of Common Stock issuable upon conversion of the Company’s convertible notes.

●

Expected Duration—The Board expects that the shares available under the 2017 Restated Plan should be sufficient to cover the Company’s projected equity awards for the next several years. Expectations regarding future share usage under the 2017 Restated Plan are based on the Company’s historical grant practices under the LTI Plan and a number of other assumptions such as future growth in the population of eligible participants, the rate of future compensation increases, the rate at which shares are returned to the 2014 Restated Plan reserve upon awards’ expiration, forfeiture or cash settlement, and the future performance of our stock price. While the Board believes that the assumptions it uses are reasonable, future share usage will differ from current expectations to the extent that actual events differ from the assumptions utilized. The Committee retains discretion, consistent with the Company’s overall compensation program as described in this Proxy Statement, to make awards, from time to time, to executives, employees, consultants, and directors and to change the terms of the LTI Plan. The Committee may also determine it is appropriate to grant awards under the 2017 Restated Plan outside of the LTI Plan. The exact amount and timing for future grants is not currently known.

The Committee also took into account a proposed share increase submitted to the Company’s stockholders in 2016, which failed by a margin of less than two percent to receive the support of a majority of the votes cast. That 2016 proposal provided for an increase of 1,500,000 shares. The Committee believes that the 600,000 additional shares requested in connection with the 2014 Restated Plan, which request is for 60% fewer shares than requested in 2016, is reasonable and appropriate and is hopeful that stockholders will approve this lower share reserve increase. In light of the factors described above, and the ability to continue to grant equity compensation being vital to our efforts to continue to attract and retain employees in the competitive labor markets in which we compete, the Company believes that the size of the share reserve under the 2017 Restated Plan represents a reasonable amount of potential equity dilution and allows the Company to continue to award equity incentives, which are a critical component of our overall compensation program as described above.

The principal features of the 2017 Restated Plan are summarized below. This summary does not contain all information about the 2017 Restated Plan. A copy of the complete text of the 2017 Restated Plan is included in Appendix A to this Proxy Statement, and the following description is qualified in its entirety by reference to the full text of the appended 2017 Restated Plan. Stockholders are encouraged to read the 2017 Restated Plan in its entirety.

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SUMMARY OF THE MATERIAL FEATURES OF THE 2017 RESTATED PLAN

General

The objectives of the 2017 Restated Plan are to encourage the Company’s employees and the employees of its affiliates to acquire a proprietary and vested interest in the Company’s growth and performance and to assist the Company in attracting and retaining employees and non-employee directors, by providing them with the opportunity to participate in the Company’s success and profitability.

The 2017 Restated Plan provides for grants of incentive stock options (“ISOs”), which are entitled to special tax treatment under Section 422 of the Code, and non-qualified stock options (“NQSOs”), which are not entitled to such special tax treatment. The 2017 Restated Plan also provides for grants of bonus shares, stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance shares and performance units.

The 2017 Restated Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974.

Administration

Either our Board of Directors or one or more committees of our Board may administer the 2017 Restated Plan. Our Board may delegate its discretionary authority over the 2017 Restated Plan to a committee of the Board (the “Committee”), which consists of at least two directors, each of whom is a “non-employee director” (within the meaning of Rule 16b-3(b)(3) under the Securities Act of 1934) and an “outside director” (within the meaning of Code Section 162(m)). Members of the Committee may be removed at the discretion of the Board.

The Committee is authorized to interpret the 2017 Restated Plan and to adopt rules from time to time to carry out the 2017 Restated Plan. The Committee also has the authority to (i) select the participants to whom awards will be granted, (ii) determine the types of awards to be granted and the number of shares covered by each award, (iii) set the terms and conditions of the awards, and (iv) determine the circumstances under which awards may be cancelled, forfeited or suspended. The Committee may also modify and amend the 2017 Restated Plan and appoint agents for the proper administration of the 2017 Restated Plan and, with the consent of an award holder, amend an outstanding award agreement under the 2017 Restated Plan, including waiving any restriction or vesting or exercise condition applicable to an award. The Committee may also amend an outstanding award agreement under the 2017 Restated Plan without the consent of an award holder if (i) the Committee determines that such amendment does not materially adversely affect the rights of the award holder, (ii) is necessary or advisable to carry out the purposes of the award as a result of a new or modified law or (iii) to the extent the award agreement specifically permits the amendment without the award holder’s consent.

Shares Reserved for Awards

If the 2017 Restated Plan is approved, the 2017 Restated Plan will authorize up to 4,134,500 shares of our Common Stock to be used for awards, of which, as of April 1, 2017, 2,557,552 shares have already been issued or are currently subject to outstanding awards. Accordingly, the number of additional shares (600,000) that could be issued under the 2017 Restated Plan as of April 1, 2017 represents approximately 2.78% of the Company’s Common Stock outstanding as of such date on a fully diluted basis. The shares issued under the 2017 Restated Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares, and to the extent any award under the 2017 Restated Plan is exercised, terminates, expires or is forfeited without payment being made in the form of Common Stock, the shares subject to such award that were not issued will again be available for distribution under the 2017 Restated Plan. Unless otherwise determined by the Committee, stock options may be exercised by payment in cash or tendering shares of Common Stock to us in full or partial payment of the exercise, or by net exercise.

If shares are issued pursuant to an award that was substituted in replacement of stock or stock-based awards held by current and former employees or non-employee directors of another business that is, or whose stock is, acquired by us or an affiliate in connection with a corporate transaction, such shares would also not count against the authorized limit of shares available for issuance under the 2017 Restated Plan.

The number of shares authorized for awards is subject to adjustment due to changes resulting from payment of stock dividends or other distributions, stock splits, spin-offs, extraordinary cash dividends, subdivisions, consolidations, combinations, reclassifications, recapitalizations and other corporate transactions as the Committee determines to require an equitable adjustment.

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Eligibility and Limits on Awards

Any non-employee director, key employee of the Company or an affiliate of the Company is eligible to receive awards under the 2017 Restated Plan. As of April 1, 2017, there were 6 non-employee directors, 8 executive officers and approximately 18 employees other than executive officers who are eligible to receive awards. Because the grant of awards under the 2017 Restated Plan is within the discretion of the Committee, the number and value of awards that will be granted under the 2017 Restated Plan in the future cannot be determined at this time.

Individual Maximum Award Amounts
No participant may receive awards under the 2017 Restated Plan that cover in the aggregate more than 600,000 shares in any one year. For purposes of Code Section 162(m), this limit applies to any stock options or SARs that would be granted to a single participant in a single calendar year. This limit is also subject to adjustment for changes in our corporate or capital structure as described above.

Non-Employee Director Sublimit
The 2017 Restated Plan includes a sublimit under which the maximum dollar value of equity awards that can be granted to a director in a single calendar year is $250,000, as measured by the grant date fair value of the awards determined using applicable accounting principles.

Incentive Stock Option Limits
ISOs will not be granted to non-employee directors. In addition, the aggregate fair market value (as of the grant date) of Common Stock with respect to which ISOs are exercisable for the first time by a participant during any calendar year (under this Plan or under any other plan of the Company or its affiliates which qualifies as an incentive stock option plan under Code Section 422) may not exceed $100,000. To the extent such fair market value exceeds $100,000 during any calendar year, amounts in excess of $100,000 are treated as NQSOs.

General Terms of Awards

Each award granted to a participant under the 2017 Restated Plan is evidenced by an award agreement entered by the participant and the Company. The award agreement specifies the terms and conditions of the award, including the number of shares subject to the award, the form of consideration payable upon exercise of the award, if applicable, the effect on the award of a participant’s termination of employment, and all other matters.

As appropriate, the Committee will also establish the vesting conditions of awards. Vesting conditions may be based on a participant’s service (time-based vesting) or based on the participant’s or the Company’s performance (performance-based vesting). Awards granted under the 2017 Restated Plan will generally be required to have a minimum vesting or exercise period of twelve months from the award’s date of grant. The limit will not apply in certain situations, such as if a participant dies, becomes disabled, has a qualifying retirement or if the Company experiences a change in control. Five percent of the share reserve pool is exempt from the minimum vesting requirement.

Unless otherwise specified in an award agreement, if there is a change in control (as defined in the 2017 Restated Plan), each award will, without regard to any vesting schedule, restriction or performance target, automatically become fully exercisable, fully vested or fully payable, as the case may be, following a participant’s involuntary termination of employment (unless the participant’s employment is terminated for cause) if such termination occurs during the two-year period following a change in control. Additionally, upon a change in control, the Committee may take a number of actions with respect to outstanding awards, including causing the award to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation, accelerating the vesting or exercisability of awards, modifying the performance requirements for the awards, or cancelling outstanding awards in exchange for a payment (in cash, or in securities or other property) in the amount that the participant would have received if such award were vested or exercised and settled.

Awards granted under the 2017 Restated Plan are not generally assignable or transferable by the participant except in the event of the participant’s death or incapacity. Under certain conditions, the Committee may permit awards to be transferred, exercised by and paid to certain persons or entities related to a participant, including members of the participant’s immediate family, charitable institutions, or trusts whose beneficiaries are members of the participant’s immediate family or charitable institutions. Notwithstanding the foregoing, ISOs are only transferable to the extent permitted in Code Section 422.

Stock Options
The Company may grant participants one or more stock options, which will be designated as either ISOs or NQSOs. Each option award allows the holder to purchase a specific number of our shares at an established and fixed exercise price. The option exercise price is determined in each case by the Committee, but in no event will the exercise price of an option be less than the fair market value of the Company’s stock on the option’s grant date. Each option award agreement will also state the period of time within which the option may be exercised and the periods of time, if any, when incremental portions of each option will become exercisable. Subject to certain exceptions, stock options must have a minimum vesting period of twelve

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APPROVAL OF 2006 EQUITY INCENTIVE PLAN

months. In no event may the term of an option exceed ten years. Unless approved by our stockholders, the 2017 Restated Plan prohibits amending a stock option, cancelling a stock option in exchange for another stock award (including an option) or cash, or taking any other action with respect to a stock option if such amendment, cancellation and regrant or exchange would be considered a “repricing” of the option.

Stock Appreciation Rights
SARs may be granted to a participant at any time and in any number as determined by the Committee in its sole discretion. SARs entitle the holder upon exercise to receive an amount equal in value to the excess of the fair market value of the shares covered by such right over the SAR exercise price. In no event may the SAR exercise price be less than the fair market value of the Company’s stock on the SAR’s grant date. Payment upon a SAR exercise may be in whole shares of equivalent value, cash or a combination of shares and cash.

Each SAR granted under the 2017 Restated Plan will be evidenced by a SAR award agreement entered into between the Company and the participant. The SAR award agreement will specify the exercise price per share, the terms of the SAR, the conditions of the exercise and such other terms and conditions as determined by the Committee. Subject to certain exceptions, stock appreciation rights must have a minimum vesting period of twelve months. In no event may the term of a SAR exceed ten years. Unless approved by our stockholders, the 2017 Restated Plan prohibits amending a SAR, cancelling a SAR in exchange for another stock award (including a SAR) or cash, or taking any other action with respect to a SAR if such amendment, cancellation and regrant or exchange would be considered a “repricing” of the SAR.

Restricted Stock and Restricted Stock Units
Awards of restricted stock and restricted stock units may be granted to participants under the 2017 Restated Plan. The participant’s right to retain shares of restricted stock or be paid with respect to restricted stock units is subject to restrictions including, but not limited to, the participant continuing to perform services for the Company or an affiliate of the Company for a restriction period specified by the Committee or the attainment of specified performance goals and objectives established by the Committee. Restricted stock units may be granted in connection with or separate from a grant of restricted stock. Upon the vesting of restricted stock units, the holder will be entitled to receive the full value of the restricted stock units payable in either shares or cash. Subject to certain exceptions, restricted stock and restricted stock units must have a minimum vesting period of one year from the date of grant.

With respect to shares of restricted stock, participants will have all voting, dividend, liquidation and other rights. Any dividends paid on shares of restricted stock or dividend equivalents paid on restricted stock units prior to such shares or RSUs becoming vested will be held in escrow and only paid if the underlying restricted stock or RSUs become vested.

Performance Shares, Bonus Shares, Performance Units and Performance Awards
Performance shares, performance units and performance awards may be granted pursuant to terms such that such award will only become vested, exercisable or payable (as the case may be) if one or more applicable business criteria are satisfied. Subject to certain exceptions, performance shares, performance units and performance awards must have a minimum vesting period of one year from the date of grant. Bonus shares may be granted in recognition of a participant’s past performance or service (whether such performance is determined by reference to another employee benefit or bonus plan of ours or otherwise) or as an incentive to become an employee of Layne or one of our subsidiaries. Bonus shares are issued without any cost to a participant and without restriction. However, the number of bonus shares granted (plus the number of other awards granted with time-based vesting terms under twelve months from an award’s date of grant) may not exceed five percent of the share reserve pool. If our Committee intends to qualify an award under the 2017 Restated Plan as “performance-based” compensation under Code Section 162(m), the performance goals selected by the Committee may be based on the attainment of specified levels of one, or any combination, of the following performance criteria (“Business Criteria”) for our company as a whole or any affiliate or business unit (including relative to the performance of other corporations), as reported or calculated by us:

●

Earnings measures (either in the aggregate or on a per-Share basis), including or excluding one or more of interest, taxes, depreciation, amortization or similar financial accounting measurements and/or adjusted to exclude any one or more of the following:

●	stock-based compensation expense;
●	income from discontinued operations;
●	gain on cancellation of debt;
●	debt extinguishment and related costs;
●	restructuring, separation and/or integration charges and costs;
●	reorganization and/or recapitalization charges and costs;
●	impairment charges;
●	gain or loss related to investments or the sale of assets;
●	sales and use tax settlement; and
●	gain on non-monetary transaction.

●	Operating profit, operating income or operating margin (either in the aggregate or on a per-Share basis);
●	Net earnings on either a LIFO or FIFO basis (either in the aggregate or on a per-Share basis);

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APPROVAL OF 2006 EQUITY INCENTIVE PLAN

●	Net income or loss (either in the aggregate or on a per-Share basis);
●	Cash flow provided by operations (either in the aggregate or on a per-Share basis);
●

Cash flow returns, including cash flow returns on invested capital (cash flow from operating activities minus capital expenditures, the difference of which is divided by the difference between total assets and non-interest bearing current liabilities);

●	Ratio of debt to debt plus equity;
●	Net borrowing;
●	Credit quality or debt ratings;
●	Inventory levels, inventory turn or shrinkage;
●	Sales;
●	Revenues;
●	Free cash flow (either in the aggregate or on a per-Share basis);
●	Reductions in expense levels, determined either on a Company-wide basis or with respect to any one or more business units;
●	Operating and maintenance cost management and employee productivity;
●	Gross margin;
●	Return measures (including return on assets, capital, investment, equity, or sales);
●	Productivity increases;
●

Share price (including attainment of a specified per-Share price during the Incentive Period; growth measures and total stockholder return or attainment by the Shares of a specified price for a specified period of time);

●	Growth or rate of growth of any of the above Business Criteria;
●

Specified revenue, market share, market penetration, business development, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, customer satisfaction, and goals relating to acquisitions or divestitures; and

●	Accomplishment of mergers, acquisitions, dispositions, public offerings, or similar extraordinary business transactions.

The applicable Business Criteria may be applied on a pre- or post-tax basis, and the Committee may, when the applicable performance goals are established, provide that the formula for such goals may include or exclude items to measure specific objectives, such as losses from discontinued operations, unusual or infrequently events or conditions, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts, and any unusual, nonrecurring gain or loss. The Committee may also take into account any other unusual or non-recurring items, including (i) asset write-downs; (ii) litigation or claim judgments or settlements; and (iii) the charges or costs associated with restructurings of the Company, and, further, may take into account any other unusual or infrequently occurring events or transactions affecting the Company, changes in applicable tax laws or accounting principles or such other factors as the Committee may determine reasonable and appropriate under the circumstances (including any factors that could result in the Company’s paying non-deductible compensation to an employee or non-employee director). As established by the Committee, the Business Criteria may include GAAP and non-GAAP financial measures. The Business Criteria may also include any performance goals which are set forth in any other Company bonus, incentive or other compensation-related plan, if any, which has been approved by our stockholders.

Actual target levels for awards will be determined by the Committee. Measurements of the Company’s or a participant’s performance against the performance goals established by the Committee must be objectively determinable.

To the extent the award is intended as Code Section 162(m) “performance-based” compensation, the Committee may adjust the amount payable pursuant to an award under the 2017 Restated Plan downward but not upward and the Committee may not waive the achievement of performance goals related to an award except in the case of a participant’s death or disability. Code Section 162(m) requires that the Committee certify that performance goals were achieved before the payment of the “performance-based” compensation. Although the Company generally will attempt to structure performance-based awards so as to preserve deductibility, there may be circumstances where the Company’s best interests may be best served by maintaining flexibility in the way compensation is provided even if it might result in the non-deductibility of the compensation. In addition, because of the uncertainties associated with the application and interpretation of Section 162(m) and the regulations issued thereunder, there can be no assurance that compensation intended to satisfy the requirements for deductibility under Section 162(m) will in fact be deductible.

Achievement of the maximum performance target(s) entitles the holder to payment at the full maximum amount specified with respect to the award; however, the Committee may establish an upper limit on the amount payable. Following the conclusion of each performance period, the Committee will determine to what extent the performance targets have been attained, what payment, if any, is due with respect to an award and whether such payment will be made in cash, stock or a combination of cash and stock. As discussed above, subject to certain adjustments for changes in our corporate or capital structure described above, no participant may be granted awards for more than 600,000 shares in any calendar year period.

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APPROVAL OF 2006 EQUITY INCENTIVE PLAN

Because of the uncertainties associated with the application and interpretation of Section 162(m) and the regulations issued thereunder, there can be no assurance that compensation intended to satisfy the requirements for deductibility under Section 162(m) will in fact be deductible. Moreover, our Board or Compensation Committee may elect to grant performance-based awards that are not intended to satisfy all of the conditions necessary for awards granted under the 2017 Restated Plan to qualify as performance-based compensation under Section 162(m), even if all or less than all of the compensation resulting from the exercise, vesting or settlement of such awards is non-deductible. The Company has in the past granted a number of awards that are not eligible for deductibility under Section 162(m) because such awards contained a service-based component rather than a performance-based component.

Amendment and Termination of the 2017 Restated Plan

Our Board of Directors or the Committee is permitted to amend the 2017 Restated Plan or any outstanding award thereunder, except that only our Board is permitted to amend the 2017 Restated Plan if stockholder approval of the amendment is required by applicable law, regulation or stock exchange rule. Amendment of an outstanding award generally may not materially adversely affect a participant’s rights under the award without the participant’s consent, subject to certain limited exceptions set forth in the 2017 Restated Plan.

Federal Income Tax Consequences

Based on current provisions of the Code and the existing regulations thereunder, the anticipated U.S. federal income tax consequences of awards granted under the 2017 Restated Plan are as described below. The following discussion is not intended to be a complete discussion of applicable law and is based on the U.S. federal income tax laws as in effect on the date hereof. State tax consequences may in some cases differ from those described below.

Nonqualified Stock Options
A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of the Common Stock on the date of grant and no additional deferral feature. When a nonqualified stock option is exercised, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the option on the date of exercise and the option exercise price. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the option exercise price.

Incentive Stock Options
A participant generally will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after his or her employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the option exercise price. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price (or, if less, the excess of the amount realized on the disposition of the shares over the option exercise price). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares of Common Stock already held by the participant to pay the exercise price.

Stock Appreciation Rights
A participant generally will not recognize taxable income upon the grant or vesting of an SAR with a grant price at least equal to the fair market value of the Common Stock on the date of grant and no additional deferral feature. Upon the exercise of an SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

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Restricted Stock Awards, Restricted Stock Units, Performance Shares and Performance Units
A participant generally will not have taxable income upon the grant of restricted stock, restricted stock units, performance shares or performance units. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant.

Bonus Shares
A participant will recognize taxable income equal to the fair market value of the shares issued as bonus shares at the time such shares are issued.

Tax Consequences to the Company
In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Code, such as Code Section 162(m).

Code Section 409A
We intend that awards granted under the 2017 Restated Plan shall comply with, or otherwise be exempt from, Code Section 409A, but make no representation or warranty to that effect.

Tax Withholding
We are authorized to deduct or withhold from any award granted or payment due under the 2017 Restated Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of Common Stock or otherwise settle an award under the 2017 Restated Plan until all tax withholding obligations are satisfied.

Other Information

If approved by the stockholders, the 2017 Restated Plan will be effective May 31, 2017, and will remain in effect, subject to the right of the Board of Directors to amend or terminate the 2017 Restated Plan, until all shares subject to it have been purchased or acquired according to the 2017 Restated Plan’s provisions. No awards will be issued under the 2017 Restated Plan after May 31, 2027, unless the 2017 Restated Plan is re-approved by the stockholders. Any awards granted before the 2017 Restated Plan is terminated may extend beyond the expiration date.

The following persons and groups have received grants of stock options to purchase the following number of shares under the 2006 Equity Plan since its inception through April 1, 2017:

1.	the Named Executive Officers:

●	Michael J. Caliel—options to purchase 0 shares
●	J. Michael Anderson—options to purchase 0 shares
●	Steven F. Crooke—options to purchase 138,357 shares
●	Larry Purlee—options to purchase 22,971 shares
●	Kevin Maher —options to purchase 12,896 shares

2.	all current executive officers as a group (8 persons)—options to purchase 185,384 shares;
3.	all current Directors who are not executive officers as a group (6 persons)—343,181;
4.	the nominees for Director:

●	David A.B. Brown—options to purchase 172,345 shares
●	Nelson Obus—options to purchase 41,885 shares
●	J. Samuel Butler—options to purchase 66,960 shares
●	Robert R. Gilmore—options to purchase 22,673 shares
●	Alan Krusi—options to purchase 32,874 shares
●	John T. Nesser III—options to purchase 6,444 shares

5.	any associates of the Directors, NEOs or Nominees—options to purchase 0 shares; and
6.	all employees, including all current officers and Directors, as a group—options to purchase 1,243,106 shares.

The amounts shown include shares subject to options that may have been forfeited in whole or in part.

The following table provides information as of January 31, 2017 about Layne stock that may be issued under the 2006 Equity Plan upon the exercise of options, warrants and rights or pursuant to stand-alone inducement grants made to certain individuals.

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Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b) (1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved
by security holders	2,372,148	(2)	$15.41	348,949 (3)
Equity compensation plans not
approved by stockholders	249,536	(4)	$9.94	n/a

(1)	The weighted average exercise price does not take into account the shares issuable upon the vesting of outstanding awards of restricted stock units or performance shares, which have no exercise price.

(2)	This number includes the following: 630,635 shares subject to outstanding stock options, 406,354 shares subject to outstanding time-vesting restricted stock unit awards and 1,335,159 shares subject to outstanding performance-vesting restricted stock unit awards. The share numbers represented by time-vesting restricted stock units and performance-vesting restricted stock units awards the maximum amount of shares that may be awarded if the Company meets its best-case performance targets. All awards were granted under the 2006 Equity Incentive Plan.

(3)	All shares listed as issuable pursuant to future awards under the 2006 Equity Incentive Plan.

(4)	Includes inducement grants made to Messrs. Caliel and Anderson in connection with their respective hirings. Mr. Caliel received an inducement grant consisting of (i) 109,409 stock options with an exercise price of $10.06 per share that will vest on January 2, 2018, subject to satisfaction of certain conditions, and (ii) 68,399 performance-vesting restricted stock units that will vest in 25% increments on or before January 2, 2018 if certain performance targets and other conditions are met. Mr. Anderson received an inducement grant consisting of (i) 10,000 stock options with an exercise price of $8.60 per share that will vest in 25% increments on or before July 20, 2018 if certain performance targets are met and (ii) 61,728 restricted stock units that will vest in 25% increments on or before July 20, 2018 if certain performance targets and other conditions are met.

REGISTRATION WITH THE SEC

We intend to register the additional shares to be issued under the 2017 Restated Plan by filing a Registration Statement on Form S-8 relating to the issuance of our Common Stock under the 2017 Restated Plan with the SEC pursuant to the Securities Act of 1933, as amended, as soon as practicable after approval of the 2017 Restated Plan by our stockholders.

REQUIRED VOTES AND BOARD RECOMMENDATIONS

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present or represented at the meeting and entitled to vote thereon is required for the approval of the 2017 Restated Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE 2006 EQUITY INCENTIVE PLAN, AS AMENDED AND RESTATED (EFFECTIVE MAY 31, 2017), INCLUDING APPROVAL OF THE MATERIAL TERMS OF THE PERFORMANCE GOALS.

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RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

ITEM 5	RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
The Board recommends a vote FOR approval of the selection of Deloitte & Touche LLP.

The Audit Committee of the Board of Directors has selected the independent registered public accounting firm of Deloitte & Touche LLP to audit the books, records and accounts of the Company for the fiscal year ending January 31, 2018. Stockholders will have an opportunity to vote at the Annual Meeting on whether to ratify the Audit Committee’s decision in this regard.

Deloitte & Touche LLP has served as the Company’s independent registered public accounting firm since fiscal 1990. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. Such representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

PRINCIPAL ACCOUNTING FEES AND SERVICES

During fiscal 2016 and 2017, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu Limited and their respective affiliates (collectively, “Deloitte & Touche”) provided various audit and non-audit services to the Company as follows:

(a) Audit Fees: Aggregate fees billed for professional services rendered for the audit of the Company’s annual financial statements and assessment of internal controls over financial reporting, and review of financial statements included in the Company’s Form 10-Q reports, as well as statutory audits for international entities and procedures for registration statements.

Fiscal 2017	Fiscal 2016
$2,157,691	$3,511,746

(b) Audit-Related Fees: Audit-related fees include benefit plan audits and consultation on potential acquisitions and various other matters.

Fiscal 2017	Fiscal 2016
—	$12,000

(c) Tax Fees: Tax fees include income tax consultation and assistance in filing income tax returns.

Fiscal 2017	Fiscal 2016
$162,141	$304,300

(d) All Other Fees: All other fees relate to licensing of access to an on-line accounting research facility and miscellaneous fees for services. The Company did not incur any fees relating to the design and implementation of financial information systems in either fiscal 2016 or fiscal 2017.

Fiscal 2017	Fiscal 2016
$5,290	$5,300

The Audit Committee of the Board of Directors has considered whether provision of the services described in sections (b), (c) and (d) above is compatible with maintaining the registered public accounting firm’s independence and has determined that such services have not adversely affected Deloitte & Touche’s independence.

The Audit Committee’s Policy for the Approval of Audit, Audit-Related, Tax and Other Services provided by the Independent Auditor provides for the pre-approval of the scope and estimated fees associated with the current year audit. The policy also requires pre-approval of audit-related, tax and other services specifically described by management on an annual basis and, furthermore, additional services anticipated to exceed the specified pre-approval limits for such services must be separately approved by the Audit Committee. Finally, the policy outlines nine specific restricted services outlined in the SEC’s rule on auditor independence that are not to be performed by the independent auditor. None of the services performed by Deloitte & Touche, as described above, were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

All of the services described in sections (b), (c) and (d) above were pre-approved by the Audit Committee.

Submission of the selection of the independent registered public accounting firm to the stockholders for ratification will not limit the authority of the Audit Committee to

58	2017 Proxy Statement

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

appoint another independent registered public accounting firm to serve as independent auditors if the present auditors resign or their engagement otherwise is terminated. If the stockholders do not ratify the selection of Deloitte & Touche at the Annual Meeting, the Company intends to call a special meeting of stockholders to be held as soon as practicable after the Annual Meeting to ratify the selection of another independent registered public accounting firm as independent auditors for the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE SELECTION OF DELOITTE & TOUCHE LLP.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s directors and executive officers, and certain persons who own more than 10% of the Company’s outstanding Common Stock, to file with the Securities and Exchange Commission (“SEC”) initial reports of ownership and reports of changes in ownership in Layne Christensen Common Stock and other equity securities. SEC regulations require directors, executive officers and certain greater than 10% stockholders to furnish Layne Christensen with copies of all Section 16(a) reports they file.

To the Company’s knowledge, based solely on review of the copies of such reports furnished to Layne Christensen and written representations that no other reports were required, during the fiscal year ended January 31, 2017, all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% stockholders were met.

OTHER BUSINESS OF THE MEETING

The Board of Directors is not aware of, and does not intend to present, any matter for action at the Annual Meeting other than those referred to in this Proxy Statement. If, however, any other matter properly comes before the Annual Meeting or any adjournment, it is intended that the holders of the proxies solicited by the Board of Directors will vote on such matters in their discretion in accordance with their best judgment.

ANNUAL REPORT

A copy of the Company’s Annual Report to Stockholders, containing financial statements for the fiscal year ended January 31, 2017, is being mailed with this Proxy Statement to all stockholders entitled to vote at the Annual Meeting. Such Annual Report is not to be regarded as proxy solicitation material.

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2017 (the “Form 10-K”), excluding Exhibits, will be furnished without charge to any stockholder of record as of April 12, 2017, upon written request addressed to the attention of the Secretary of Layne Christensen Company at 1800 Hughes Landing Boulevard, Ste. 800, The Woodlands, TX 77380. The Company’s Form 10-K is also available on its website at www.layne.com. Layne Christensen will provide a copy of any exhibit to the Form 10-K to any such person upon written request and the payment of the Company’s reasonable expenses in furnishing such exhibits.

Layne Christensen Company	59

ADVANCE NOTICE PROCEDURES/STOCKHOLDER NOMINATION SUBMISSION PROCESS

Under the Company’s bylaws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote who has delivered written notice to the Company’s Secretary (containing certain information specified in the bylaws about the stockholder and the proposed action) not less than 120 or more than 150 days prior to the first anniversary of the preceding year’s annual meeting—that is, with respect to the 2018 annual meeting, between January 1, 2018 and January 31, 2018. In addition, any stockholder who wishes to submit to the Board a potential candidate for nomination to the Board must deliver written notice of the nomination within this time period. Such stockholder’s notice shall set forth as to each person whom the stockholder proposes to nominate for election or reelection as a director:

(a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated;

(b) a representation that such stockholder is a holder of record of stock of the Company entitled to vote in the election of directors at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

(c) the name and address of such stockholder, as it appears on the Company’s books, and of the beneficial owner, if any, on whose behalf the nomination is made;

(d) the class and number of shares of the Company which are owned beneficially and of record by the nominating stockholder and each nominee proposed by such stockholder;

(e) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

(f) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a Proxy Statement filed pursuant to Regulation 14A (17 C.F.R. Section 240.14a-1 et seq.) as then in effect under the Securities Exchange Act of 1934, as amended (“Exchange Act”), had the nominee been nominated, or intended to be nominated, by the Board of Directors; and

(g) the consent of each nominee to serve as a director of the Company if so elected.

The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as director of the Company.

These requirements are separate from and in addition to the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in the Company’s Proxy Statement.

STOCKHOLDER PROPOSALS FOR 2018 ANNUAL MEETING

It is presently anticipated that the 2018 Annual Meeting of Stockholders will be held on June 1, 2018. Stockholder proposals intended for inclusion in the Proxy Statement for the 2018 Annual Meeting of Stockholders must be received at the Company’s offices, located at 1800 Hughes Landing Boulevard, Ste. 800, The Woodlands, Texas 77380, no later than December 29, 2017. Such proposals must also comply with the other requirements of the proxy solicitation rules of the Securities and Exchange Commission. Stockholder proposals should be addressed to the attention of the Secretary or Assistant Secretary of Layne Christensen.

60	2017 Proxy Statement

HOUSEHOLDING

If you and other residents at your mailing address own shares in street name, your broker, bank or other nominee may have sent you a notice that your household will receive only one annual report and Proxy Statement for each company in which you hold shares through that broker, bank or nominee. This practice is called “householding.” If you did not respond that you did not want to participate in householding, you are deemed to have consented to that process. If these procedures apply to you, your broker, bank or other nominee will have sent one copy of our Annual Report to Stockholders and Proxy Statement to your address. You may revoke your consent to householding at any time by contacting your broker, bank or other nominee. If you did not receive an individual copy of our Annual Report to Stockholders and Proxy Statement, we will send copies to you if you contact us at 1800 Hughes Landing Boulevard, Ste. 800, The Woodlands, Texas 77380, (281) 475-2600, Attention: Corporate Secretary. If you and other residents at your address have been receiving multiple copies of our Annual Report to Stockholders and Proxy Statement and desire to receive only a single copy of these materials, you may contact your broker, bank or other nominee or contact us at the above address or telephone number.

By Order of the Board of Directors.

Steven F. Crooke
Senior Vice President—Chief Administrative Officer,
General Counsel and Secretary

April 28, 2017
The Woodlands, Texas

Layne Christensen Company	61

ANNUAL MEETING OF STOCKHOLDERS OF

LAYNE CHRISTENSEN COMPANY

May 31, 2017

GO GREEN
e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at http://www.astproxyportal.com/ast/21286

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

↓ Please detach along perforated line and mail in the envelope provided.↓

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2, 4 AND 5, AND FOR “1 YEAR” ON ITEM 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

						FOR	AGAINST	ABSTAIN
1. Election of Directors:			2.	Advisory vote to approve named executive officer compensation.		☐	☐	☐
NOMINEES:
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	O David A.B. Brown O Michael J. Caliel O J. Samuel Butler O Nelson Obus O Robert R. Gilmore O John T. Nesser III O Alan P. Krusi			1 year	2 years	3 years	ABSTAIN
			3.	Advisory vote to approve the frequency of an advisory vote on named executive officer compensation.	☐	☐	☐	☐

						FOR	AGAINST	ABSTAIN
			4.	Proposal to approve an amendment to the Company's 2006 Equity Incentive Plan, effective May 31, 2017.		☐	☐	☐

						FOR	AGAINST	ABSTAIN
			5.	Proposal to ratify the selection of the accounting firm of Deloitte & Touche LLP as Layne Christensen's independent auditors for the fiscal year ending January 31, 2018.		☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as properly may come before the Annual Meeting.
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF
LAYNE CHRISTENSEN COMPANY

May 31, 2017
PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at http://www.astproxyportal.com/ast/21286
↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ↓

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2, 4 AND 5, AND FOR “1 YEAR” ON ITEM 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

						FOR	AGAINST	ABSTAIN
1. Election of Directors:			2.	Advisory vote to approve named executive officer compensation.		☐	☐	☐
NOMINEES:
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	O David A.B. Brown O Michael J. Caliel O J. Samuel Butler O Nelson Obus O Robert R. Gilmore O John T. Nesser III O Alan P. Krusi			1 year	2 years	3 years	ABSTAIN
			3.	Advisory vote to approve the frequency of an advisory vote on named executive officer compensation.	☐	☐	☐	☐

						FOR	AGAINST	ABSTAIN
			4.	Proposal to approve an amendment to the Company's 2006 Equity Incentive Plan, effective May 31, 2017.		☐	☐	☐

						FOR	AGAINST	ABSTAIN
			5.	Proposal to ratify the selection of the accounting firm of Deloitte & Touche LLP as Layne Christensen's independent auditors for the fiscal year ending January 31, 2018.		☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as properly may come before the Annual Meeting.
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

LAYNE CHRISTENSEN COMPANY

2017 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Michael J. Caliel, J. Michael Anderson and Steven F. Crooke, and each of them, each with the power to act alone and with full power of substitution and revocation, as attorneys and proxies of the undersigned to attend the 2017 Annual Meeting of Stockholders of Layne Christensen Company ("Layne Christensen") to be held at Layne Christensen’s Corporate Headquarters, located at 1800 Hughes Landing Blvd., Ste. 800, The Woodlands, Texas 77380, on Wednesday, May 31, 2017, commencing at 10:00 a.m., local time, and at all adjournments thereof, and to vote all shares of capital stock of Layne Christensen which the undersigned is entitled to vote with respect to the matters on the reverse side, all as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, dated April 28, 2017.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2, 4 and 5, and for “1 YEAR” on ITEM 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PREPAID ENVELOPE.

(Continued and to be signed on the reverse side.)